Exhibit 10.14






                          AGREEMENT REGARDING LEASES


                                by and between


                     BROOKDALE PROVIDENT PROPERTIES, LLC,


                     a Delaware limited liability company


                                      and


                      PSLT-BLC PROPERTIES HOLDINGS, LLC,


                     a Delaware limited liability company


                                  Dated as of


                               October 19, 2004

1.    Definitions..........................................................................1

2.    Lease...............................................................................11

3.    Term................................................................................12

4.    Brookdale Rent Payments.............................................................13

5.    Capital Additions...................................................................14

6.    Assignment, Subletting and Material Contracts.......................................15

7.    Default; Remedies...................................................................17

8.    Intentionally Deleted...............................................................21

9.    Financial and Other Statements......................................................21

10.   Additional Covenants of BLC Holdings................................................24

11.   Limitation on Liability.............................................................25

12.   Facility Mortgages..................................................................25

13.   Representations and Warranties......................................................29

14.   Purchase Option.....................................................................31

15.   Notices.............................................................................36

16.   No Waiver...........................................................................37

17.   Invalidity..........................................................................37

18.   Counterparts........................................................................37

19.   Cumulative..........................................................................37

20.   Governing Law.......................................................................38

21.   Successors and Assigns; Relationship................................................38

22.   Entire Agreement....................................................................38

23.   Survival............................................................................38

24.   Time................................................................................38

25.   Captions and Headings...............................................................38



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26.   Waiver of Jury Trial................................................................38

27.   Guaranty............................................................................39

28.   Termination of Facility Management Agreements.......................................39

29.   Joinder by Brookdale Management.....................................................41

30.   Joinder by Brookdale Lessees........................................................41

31.   Joinder by Provident Lessors........................................................42

32.   Intentionally Deleted...............................................................42

33.   Security Deposit....................................................................42

34.   Public Offering Information.........................................................44

35.   Right of First Offer to Lease.......................................................45

36.   Special Purpose Entity Covenants of BLC Holdings....................................46



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EXHIBITS:
--------

        Exhibit A     Provident Lessors
        Exhibit B     Brookdale Lessees
        Exhibit C     Facilities
        Exhibit D     Guaranty

                          AGREEMENT REGARDING LEASES
                          --------------------------

      THIS AGREEMENT REGARDING LEASES (this "Agreement") is made the 19th day of October, 2004, by and between PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company ("PSLT-BLC Holdings"), and BROOKDALE PROVIDENT PROPERTIES, LLC, a Delaware limited liability company ("BLC Holdings"), and is joined herein for certain limited purposes by BROOKDALE PROVIDENT MANAGEMENT, LLC, a Delaware limited liability company ("Brookdale Management"), by the Brookdale Lessees (as defined below), and by PROVIDENT SENIOR LIVING TRUST, a Maryland real estate investment trust ("Provident").


                                   RECITALS
                                   --------

      A. PSLT-BLC Holdings is the owner of the beneficial interest in those certain entities listed on Exhibit A attached hereto and made a part hereof (each, a "Provident Lessor" and collectively referred to herein as the "Provident Lessors").

      B. BLC Holdings is the owner of the beneficial interest in those certain entities listed on Exhibit B attached hereto and made apart hereof (each, a "Brookdale Lessee" and collectively referred to herein as the "Brookdale Lessees")

      C. Each of the Provident Lessors, as lessor, has entered into a property lease agreement dated as of the date hereof (each, a "Property Lease" and collectively, the "Property Leases") with one of the Brookdale Lessees, as lessee, for senior housing and/or assisted living and/or independent living facilities as more particularly described on Exhibit C attached hereto and made a part hereof (such facilities, including the land and any and all improvements thereon, are referred to herein individually as a "Facility" or collectively as the "Facilities", as the context may require).

      D. Brookdale Management has entered into exclusive management and leasing agreements, dated as of the date hereof, with each of the Brookdale Lessees to manage their respective Facilities (such agreements, as the same may be amended from time to time are collectively referred to hereafter as the "Facility Management Agreements").

      E. PSLT-BLC Holdings and BLC Holdings desire to enter into this Agreement regarding various agreements concerning the Facilities, and, in connection therewith, require various undertakings from Brookdale Management, all as more particularly set forth herein.

      In consideration of the mutual promises and agreements herein contained, the parties agree as follows:

1. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this paragraph shall have the meanings assigned to them in this paragraph and elsewhere in this Agreement and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP, (iii) all references in this Agreement to designated "paragraphs" or "subparagraphs" and other subdivisions are to the designated paragraphs, subparagraphs and other subdivisions of this Agreement, and (iv) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular paragraph or subparagraph or other subdivision.

      "Additional Debt Service Costs" shall have the meaning given to such term in the Property Leases.

      "Affiliate" shall mean, with respect to any Person, (i) in the case of any such Person which is a partnership, any general partner in such partnership or any limited partner holding, directly or indirectly, fifty percent (50%) or more of the partnership interests in such partnership; (ii) in the case of any such Person which is a limited liability company, the managing member of such limited liability company or any other member of such limited liability company holding, directly or indirectly, fifty percent (50%) or more of the membership interests in such company; (iii) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (i) and (ii); (iv) any other Person who is an officer, director or trustee of, or partner holding, directly or indirectly, fifty percent (50%) or more of the partnership, membership or stock interests in, such Person or any Person referred to in the preceding clauses (i), (ii) and (iii); and (v) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (i) through (iv).

      "Affiliate Transfer" shall have the meaning given to such term in Paragraph 6(d).

      "Agreement" shall mean this Agreement including the exhibits attached hereto, as it and they may be amended from time to time as herein provided.

      "Award" shall mean all compensation, sums or other value awarded, paid or received by virtue of a complete or partial Condemnation of any Facility (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred in connection with obtaining any such award).

      "Brookdale Rent Payments" shall mean the Master Rent and all other charges, payments and sums due hereunder.

      "Brookdale Requested Refinancing" shall have the meaning set forth in Paragraph 12.

      "Brookdale Requested Refinancing Basis" shall have the meaning set forth in Paragraph 12.

      "Brookdale Requested Second Financing Basis" shall have the meaning set forth in Paragraph 12.

      "Business Day" shall mean any day other than Saturday, Sunday, or any other day on which the Federal Reserve System is authorized by law or executive action to close.

      "Capital Addition" shall mean one or more new buildings, or one or more additional structures annexed to any portion of the improvements with respect to any Facility, or the material expansion of existing improvements, which are constructed on any parcel or portion of the Facility during the Term, including the construction of a new wing or new story, the renovation of existing improvements on such Facility in order to provide a functionally new facility needed to provide services not previously offered, or any expansion, construction, renovation or conversion in order to increase the number of units of the Facility, to change the purpose for which such units are utilized or to improve materially the quality of the Facility, or any related improvement whose cost would be treated as a capital expenditure under GAAP.

      "Capital Addition Allowance" shall have the meaning given to such term in the Property Leases.

      "Capital Additions Cost" shall mean the cost of any Capital Addition, any Landlord Capital Addition and any Mandatory Capital Addition proposed to be made by BLC Holdings or any Brookdale Lessee, whether paid for by any Brookdale Lessee or Provident Lessor. Such cost shall include, but not be limited to, the following: (i) the cost of construction of the Capital Addition, including site preparation and improvement, materials, labor, supervision, developer and administrative fees, legal fees, and costs of related design, engineering and architectural services, the cost of any fixtures, the cost of equipment and other personalty, the cost of construction financing (including, but not limited to, capitalized interest) and other miscellaneous costs approved by PSLT-BLC Holdings, which approval shall not be unreasonably withheld or delayed, (ii) if agreed to by PSLT-BLC Holdings in writing, in advance, the cost of any land (including all related acquisition costs incurred by any Brookdale Lessee) contiguous to the Facility to which such additional land is to become a part for the purpose of placing thereon a Capital Addition or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same; (iii) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Addition during construction; (iv) title insurance charges; (v) reasonable attorneys' fees and expenses; (vi) filing, registration and recording taxes and fees; (vii) documentary stamp or transfer taxes, and (viii) all actual and reasonable costs and expenses of PSLT-BLC Holdings and any Provident Lessor or BLC Holdings and any Brookdale Lessee incurred in connection with such Capital Addition; provided, however, that in no event shall the direct or indirect costs of any BLC Holdings employees be deemed a Capital Additions Cost (other than construction management agreements under the Facility Management Agreements that are arms-length and have market terms).

      "Change of Control" shall mean (i) the acquisition or attainment by any means by any Person, or two or more Persons acting in concert, of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 of the SEC) or control of 50% or more, or rights, options or warrants to acquire 50% or more, of the voting stock or membership interests in Guarantor, BLC Holdings or in any of the Brookdale Lessees, or (ii) the merger or consolidation of Guarantor, BLC Holdings, any Brookdale Lessee or any Person that directly or indirectly owns more than 50% of the membership interests in Guarantor, BLC Holdings or any Brookdale Lessee with or into any other Person, or (iii) any one or more sales or conveyances to any Person of all or substantially all of the assets of Guarantor, BLC Holdings or any Brookdale Lessee; provided, however, that a transfer of the direct or indirect equity interests in Fortress Registered Investment Trust, a Delaware business trust, Fortress Brookdale Investment Fund LLC, a Delaware limited



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

liability company, or Health Partners, a Bermuda exempted partnership, shall not be deemed to be a "Change of Control" for the purposes of this Agreement.

      "Code" shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

      "Commencement Date" shall mean the date of this Agreement.

      "Condemnation" shall mean, with respect to any Facility, (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation; (ii) a voluntary sale or transfer of the Facility by any Provident Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending; and
(iii) a taking or voluntary conveyance of all or part of the Facility, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any condemnation or other eminent domain proceeding affecting any such Facility, whether or not the same shall have actually been commenced.

      "Condemnor" shall mean any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

      "Current Lease Payment" shall mean the sum of the Base Rent, as defined in each of the Property Leases, and all Additional Debt Service Costs payable in the aggregate under all of the Property Leases, calculated based on the prior twelve (12) month period (or such shorter period as is required hereunder) after giving effect to the event for which the Lease Coverage Ratio is being calculated (if applicable).

      "Default" shall mean any event or condition that, with the giving of notice and/or lapse of time, may ripen into an Event of Default.

      "Deferred Gain" shall mean the "deferred gain" that results from the transactions contemplated by the Stock Purchase Agreement, this Agreement and the Property Leases, and which, for purposes of this Agreement, shall not exceed $110,000,000.

      "Entity" shall mean any general partnership, limited partnership, limited liability company or partnership, corporation, joint venture, trust, business trust, cooperative or association.

      "Equity Transfer" shall have the meaning given to such term in Paragraph 6(c).

      "Event of Default" shall have the meaning given to such term in Paragraph 7(a).

      "Existing Facility Mortgage" shall mean any Facility Mortgage encumbering any of the Facilities on the Commencement Date.

      "Existing Guaranty" shall mean, with respect to the applicable Existing Guaranty Facility Mortgage, the guaranty agreement (whether contained in a separate agreement or incorporated into the body of other loan documents) unconditionally guarantying the repayment of a portion of the indebtedness securing the obligations under such Existing Guaranty Facility Mortgages or a reimbursement agreement in favor of a party providing credit enhancement for tax-exempt bond financings. Existing Guaranty shall not include any so-called guaranties of non-recourse carve-out provisions or environmental indemnities therein or related thereto.

      "Existing Guaranty Facility Mortgages" shall mean those Existing Facility Mortgages encumbering the Facilities listed on Schedule I attached hereto and made a part hereof, the obligations of which are secured by an Existing Guaranty.

      "Existing Guaranty Facility Mortgagee" shall mean the holder, from time to time, of an Existing Guaranty Facility Mortgage.

      "Existing Guaranty Facilities" shall mean those Facilities listed on
Schedule I attached hereto and made a part hereof.

      "Expiration Date" shall have the meaning given to such term in Paragraph 3(a).

      "Extraordinary Capital Expenditures" shall mean expenditures incurred in connection with Capital Additions to the Facilities which are not contemplated by the then current capital budget and other non-recurring expenditures incurred by the Brookdale Lessees with respect to the Facilities that are not ordinary course repair and maintenance items.

      "Facility" or "Facilities" shall have the meaning set forth in the recitals.

      "Facility Management Agreement" shall have the meaning given to such term in the recitals of this Agreement.

      "Facility Mortgage" shall mean, with respect to any Facility, any encumbrance securing the repayment of indebtedness (and including any obligations in connection with credit enhancement) now or hereafter placed upon the fee simple interest or leasehold interest, as applicable, in such Facility, provided such Facility is then subject to the terms of a Property Lease, together with all other documents and instruments evidencing or securing the indebtedness secured thereby.

      "Facility Mortgage Refinancing" shall have the meaning set forth in Paragraph 12(a).

      "Facility Mortgagee" shall mean the holder of a Facility Mortgage.

      "Facility State" shall mean the State in which the applicable Facility is located.

      "Fair Market Value" shall mean, as determined by agreement between PSLT-BLC Holdings and BLC Holdings or, failing agreement and upon demand by either party, the appraisal procedures set forth in Paragraph 14(c), the amount that an uncompelled, willing buyer would pay, and an uncompelled, willing seller would accept, at arm's length, for the Provident Lessors' fee simple interest or leasehold interest, as applicable, in each of the Facilities, including all Capital Additions and Related Personal Property (as defined in the Property Leases) owned by the Brookdale Lessees. In addition to such other market factors as may be applicable in determining the Fair Market Value, the Fair Market Value shall be determined on the basis, and on the assumptions, that, (i) the Facilities are unencumbered by the Property Leases or this



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Agreement, (ii) the Facilities are in material compliance with any and all applicable laws, codes, ordinances and regulations and other Legal Requirements, and (iii) the Facilities, for the benefit of the aforesaid buyer, have in full force and effect any and all necessary or appropriate material permits, approvals, licenses, and other consents necessary or advisable for use thereof in accordance with its Intended Use (as defined in the Property Leases) applicable thereto.

      "Financial Officer's Certificate" shall mean, as to any Entity, a certificate of the chief financial officer of such Entity, duly authorized, accompanying the financial statements required to be delivered by such Entity pursuant to Paragraph 9 in which such officer shall certify (i) that, to such officer's knowledge, such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of such Entity at and as of the dates thereof and the results of its and their operations for the periods covered thereby, and (ii) that such officer has reviewed this Agreement and, to such officer's knowledge, has no knowledge of any Event of Default hereunder.

      "Financing Costs" shall mean all costs and expenses of obtaining any Brookdale Requested Refinancing, including, without limitation, loan commitment fees, letter of credit fees, reasonable attorneys' fees and expenses (of lender, BLC Holdings and PSLT-BLC Holdings), rating agency fees, title insurance premiums, survey costs, mortgage or documentary taxes or stamps, and any premiums or penalties incurred in connection therewith.

      "First Offer Acceptance" shall have the meaning set forth in Paragraph
35.

      "First Offer Availability Notice" shall have the meaning set forth in Paragraph 35.

      "First Offer Facility" shall have the meaning set forth in Paragraph 35.

      "First Renewal Notice" shall have the meaning given to such term in Paragraph 3(b).

      "Fortress" shall have the meaning given to such term in Paragraph 6.

      "GAAP" shall mean generally accepted accounting principles, consistently applied, and being principally derived from promulgations of The Financial Accounting Standards Board and The American Institute of Certified Public Accountants, or their successors.

      "Government Agency" shall mean any court, agency, authority, board (including, without limitation, environmental protection, planning and zoning), bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the Facility State or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over PSLT-BLC Holdings, the Provident Lessors, BLC Holdings, the Brookdale Lessees or the Facilities or any portion thereof.

      "Guarantor" shall mean the Person that is the "guarantor" under the Guaranty. The initial Guarantor is Brookdale Living Communities, Inc., a Delaware corporation (formerly known as BLC Senior Holdings, Inc.).



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

      "Guaranty" shall have the meaning given to such term in Paragraph 27.

      "Immediate Family" shall mean, with respect to any individual, such individual's spouse, parents, brothers, sisters, children (natural or adopted), stepchildren, grandchildren, grandparents, parents-in-law, brothers-in-law, sisters-in-law, nephews and nieces.

      "Independent Director" shall mean a Person who is not at the time of initial appointment, or at any time while serving as a director, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Independent Director), officer, employee, partner, member, attorney or counsel of Guarantor or any Related Party of Guarantor; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with Guarantor or any Related Party of Guarantor; (c) a Person controlling or under common control with any such stockholder, director, officer, partner, member, customer, supplier or other Person; or (d) a member of the Immediate Family of any such stockholder, director, officer, employee, partner, member, customer, supplier or other person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

      "Initial Term" shall have the meaning given to such term in Paragraph
3(a).

      "Inspector" shall have the meaning given to such term in Paragraph 34.

      "Landlord Capital Addition" shall have the meaning given to such term in the Property Leases.

      "Lease Coverage Ratio" shall mean the ratio of NOI to the Current Lease Payment for the applicable period.

      "Lease Year" shall mean each twelve month period commencing on January 1st during the Term, provided that the first Lease Year shall be the period of time from the Commencement Date through December 31, 2005.

      "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Facilities or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, certificates of need, authorizations and regulations necessary to operate the applicable Facility for its intended use (as provided in the applicable Property Lease), and (b) all requirements of any Third Party Payor Programs.

      "Letter of Credit" shall have the meaning given to such term in Paragraph 33(a).

      "Management Termination Event" shall have the meaning set forth in Paragraph 28(a).

      "Mandatory Capital Addition" shall have the meaning given to such term in Paragraph 5.



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      "Mandatory Capital Addition Allowance" and "Mandatory Capital Addition
Allowances" shall have the meaning given to such term in Paragraph 5.

      "Master Rent" shall mean an amount equal to (i) the aggregate Base Rent (as defined in the Property Leases) and all Additional Rent (as defined in the Property Leases), charges and other amounts payable under each of the Property Leases per month of the Term, less (ii) the amount of Base Rent, Additional Rent, charges and other amounts due and payable under the Property Leases for such month of the Term that was actually paid by the Brookdale Lessees, Lease Guarantor (as defined in the Property Leases) or Guarantor to the Provident Lessors (or offset against rent paid to applicable Facility Mortgagees or any ground lessor under any applicable ground lease in accordance with the terms of the Property Leases).

      "Minimum Option Purchase Price" shall mean, at any time, the sum of the Lease Basis (as defined in the applicable Property Lease) for each of the Facilities, each as increased on January 1st of each Lease Year (with the first such increase occurring on January 1, 2006) by four and one-half percent (4.5%), compounded annually (pro rata for any partial Lease Year), from the Commencement Date (or, with respect to any portion of the Lease Basis that exists as a result of a Capital Accretion Amount (as defined in the applicable Property Lease), the date the applicable Capital Accretion Amount is incurred) through the date of purchase by BLC Holdings (without giving credit in any such calculations to any Base Rent theretofore paid under the Property Leases).

      "Net Worth" shall mean, with respect to any Person (other than Guarantor), the difference between (i) the assets of such Person minus (ii) the liabilities of such Person, all determined in accordance with GAAP, and with respect to Guarantor, shall mean the sum of (A) the Deferred Gain plus
(B) the difference between the assets of Guarantor minus the liabilities of Guarantor, all determined in accordance with GAAP.

      "NOI" shall mean Total Revenues less Operating Expenses for the prior twelve (12) full calendar months.

      "Notice" shall mean a notice given or received in accordance with Paragraph 15.

      "Officer's Certificate" shall mean a certificate signed by an officer of BLC Holdings or Guarantor, as applicable, duly authorized by the [board of directors/managing member/members] of BLC Holdings or Guarantor, as applicable.

      "Operating Expenses" shall mean, for the applicable period, all expenses in the aggregate, for all of the Facilities (determined on an accrual basis in accordance with GAAP), incurred by any of the Brookdale Lessees or any Related Party of any of them in connection with the operation of the Facilities or any use of the Facilities on a pro forma basis for the period in question, including a 5% management fee and an annual capital reserve equal to $450 per residential unit, and including, with respect to the Facility known as Ponce de Leon, Ground Rents (as defined in the Property Lease relating to Ponce de
Leon), provided, however, that the Current Lease Payment payable under the Property Leases shall not be included as an Operating Expense for purposes hereof.

      "Option Closing" shall have the meaning given to such term in Paragraph 14(b).



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

      "Option Closing Date" shall have the meaning given to such term in Paragraph 14(a).

      "Outside Closing Date" shall have the meaning given to such term in Paragraph 14(a).

      "Overdue Rate" shall mean, on any date, a per annum rate of interest equal to the lesser of ten percent (10%) and the maximum rate then permitted under applicable law, calculated from the date any payment obligation is due (except with respect to payments which are indeterminable prior to Notice from PSLT-BLC Holdings, in which event the Overdue Rate shall be calculated from the tenth (10th) day following the date such Notice was received).

      "Ownership Interests" shall have the meaning given to such term in Paragraph 14.

      "Parent" shall mean, with respect to any Person, any Person which owns directly, or indirectly through one or more Related Parties, fifty percent (50%) or more of the voting or beneficial interest in such Person, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control such Person.

      "Permitted Investments" shall mean United States Treasury securities, bank certificates of deposit issued by banks rated at least A by Standard & Poor's and other debt instruments rated at least A by Standard & Poor's and having maturities not longer than one (1) year, or investments otherwise approved by PSLT-BLC Holdings.

      "Permitted Management Incentive Program" shall mean the equity incentive plan for management of Guarantor as contemplated on the date of this Agreement, pursuant to which not more than ten percent (10%) of the interests in Guarantor shall be transferred (directly or indirectly).

      "Permitted Transfer" shall have the meaning given to such term in Paragraph 6(b).

      "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so requires.

      "Property Lease" or "Property Leases" shall have the meaning given such term in the recitals hereto, as the same may be amended from time to time, subject to the terms of Paragraph 2 hereof.

      "Proposed Financing Terms" shall have the meaning given to such term in Paragraph 12(b).

      "Provident" shall have the meaning given such term in the recitals hereto.

      "Provident Lessors" shall have the meaning given such term in the recitals hereto.

      "Purchase Notice" shall have the meaning set forth in Paragraph 14(a).

      "Purchase Option" shall have the meaning set forth in Paragraph 14(a).

      "Qualified Appraiser" shall have the meaning set forth in Paragraph
14(c).



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

      "Refinancing Notice" shall have the meaning set forth in Paragraph 12.

      "Related Party" shall mean, with respect to any Person, (i) in the case of any such Person which is a partnership, any general partner in such partnership or any limited partner holding, directly or indirectly, ten percent (10%) or more of the partnership interests in such partnership; (ii) in the case of any such Person which is a limited liability company, the managing member of such limited liability company or any other member of such limited liability company holding, directly or indirectly, ten percent (10%) or more of the membership interests in such company; (iii) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (i) and (ii); (iv) any other Person who is an officer, director or trustee of, or partner holding, directly or indirectly, ten percent (10%) or more of the partnership, membership or stock interests in, such Person or any Person referred to in the preceding clauses (i), (ii) and (iii); and (v) any other Person who is a member of the Immediate Family of such Person or of any Person referred to in the preceding clauses (i) through (iv).

      "Renewal Determination Notice" shall have the meaning given such term in Paragraph 3(b).

      "Renewal Term" shall have the meaning given such term in Paragraph 3(b).

      "Right of First Offer" shall have the meaning given to such term on Paragraph 35.

      "SEC" shall mean the Securities and Exchange Commission.

      "Security Amount" shall mean $20,000,000, as the same may be reduced pursuant to Paragraph 33(c) and Paragraph 10(b).

      "Security Deposit" shall have the meaning set forth in Paragraph 33(a).

      "Special Purpose Entity" shall have the meaning given to such term in Paragraph 36(b).

      "Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement dated as of June 18, 2004, by and among Fortress, as seller, Provident, as acquiror, and BLC Senior Holdings, Inc., as indemnitor, as amended by that certain Amendment No. 1 to Stock Purchase Agreement dated as of August 2, 2004, by and among Fortress, Provident and BLC Senior Holdings, Inc.

      "Subsidiary" shall mean, with respect to any Person, any Entity (a) in which such Person owns directly, or indirectly through one or more Subsidiaries, fifty percent (50%) or more of the voting or beneficial interest, or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

      "Successor Guarantor" shall have the meaning given to such term in Paragraph 6(b).

      "Term" shall mean, collectively, the Initial Term and each Renewal Term, to the extent properly exercised pursuant to the provisions of Paragraph 3, unless sooner terminated pursuant to the provisions of this Agreement.

      "Third Party Payor Programs" shall mean all third party payor programs in which any Brookdale Lessee presently or in the future may participate, including, without limitation, Medicare, Medicaid, CHAMPUS, Blue Cross and/or Blue Shield, Managed Care Plans, other private insurance programs and employee assistance programs.

      "Third Party Payors" shall mean Medicare, Medicaid, CHAMPUS, Blue Cross and/or Blue Shield, private insurers and any other Person which presently or in the future maintains Third Party Payor Programs.

      "Total Revenues" shall mean, for the period in question, all revenues in the aggregate for all of the Facilities (determined on an accrual basis in accordance with GAAP) received by the Brookdale Lessees or any Affiliate of any of them (without duplication) from the operation of the Facilities or any other use of the Facilities, or any portion thereof, including, without limitation, all resident rents and revenues received or receivable for the use of or otherwise by reason of all units, beds and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on the Facilities, including, without limitation, and except as provided below, any other arrangements with third parties relating to the possession or use of the Facilities; provided, however, that Total Revenues shall not include: (i) allowances according to GAAP for uncollectible accounts, including credit accounts and charity care and other administrative discounts (other than allowance for uncollectible accounts related to Third Party Payor reimbursements properly submitted, which shall be deducted in determining Total Revenues), (ii) revenue from professional fees or charges by physicians and unaffiliated providers of services, when and to the extent such charges are paid over to such physicians or unaffiliated providers of services, or are separately billed and not included in comprehensive fees; (iii) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business; (iv) revenues attributable to services actually provided off-site or otherwise away from a Facility, such as home health care, to persons that are not residents of a Facility; (v) security deposits of residents of a Facility; (vi) proceeds of any insurance coverage other than Third Party Payor Programs and rent loss or business interruption coverage; and (vii) any Award from any Condemnation.

      "Wrongful Distribution" shall mean, in the event that Brookdale Rent Payments are due and owing and have not been made as required hereunder, the distribution of all or any portion of Total Revenues by BLC Holdings or any Brookdale Lessee to the Parent of BLC Holdings or any Affiliate (other than BLC Holdings) thereof that results in inadequate monies being available to make the Brookdale Rent Payments to the extent of any such shortfall on a cumulative basis (it being the intent of the parties that no such distribution to BLC Holdings' Parent or any Related Party thereto (other than to BLC Holdings, PSLT-BLC Holdings or PSLT-BLC Holdings' Affiliates) should be made unless all Brookdale Rent Payments due hereunder are current).

2.    Lease.

      PSLT-BLC Holdings hereby grants to BLC Holdings certain rights contained herein relating to the Property Leases and BLC Holdings hereby grants to PSLT-BLC Holdings certain rights contained herein relating to the Property Leases, all as more particularly set forth herein. The parties hereto agree and acknowledge that in the event of a termination of any Property

Lease pursuant to the terms and conditions of the applicable Property Lease, from and after the effective date of such termination, (a) such Property Lease shall no longer be deemed to be a "Property Lease" for purposes of this Agreement, (b) the applicable Facility shall no longer be deemed to be a "Facility" for purposes of this Agreement, and (c) the Master Rent payable hereunder shall be adjusted by excluding from the calculation of Master Rent hereunder the amount of Base Rent (as defined in the applicable Property Lease) due under any such terminated Property Lease.

3.    Term.

      (a) Term. Subject to BLC Holdings' right to renew this Agreement and the Property Leases as set forth below, the initial term of this Agreement shall be coterminous with the term of each of the Property Leases, it being acknowledged that the initial term of each of the Property Leases expires at midnight December 31, 2019 (the "Expiration Date"), unless modified or earlier terminated pursuant to the terms of this Agreement or the Property Leases ("Initial Term").

      (b) Renewal Terms. Provided (i) there is not an existing and continuing Event of Default under this Agreement or under any of the Property Leases either on the date that BLC Holdings exercises the applicable Renewal Term or on the commencement date thereof, (ii) there is not an existing and continuing Management Termination Event under this Agreement either on the date that BLC Holdings exercises the applicable Renewal Term or on the commencement date thereof, (iii) Guarantor shall deliver to PSLT-BLC Holdings an affirmation of the Guaranty, and (iv) Lease Guarantor (as defined in the Property Leases) shall deliver to PSLT-BLC Holdings affirmations of each Lease Guaranty (as defined in the Property Leases) with respect to each of the Property Leases, BLC Holdings, acting on behalf of each of the Brookdale Lessees, shall have the option to renew all, but not less than all, of the Property Leases for two
(2) additional ten (10) year periods in accordance with the terms of the Property Leases (each, a "Renewal Term", and collectively, the "Renewal Terms"); provided, however, that the second ten (10) year renewal option shall be additionally conditioned upon BLC Holdings having exercised the first ten
(10) year renewal option with respect to all, but not less than all of the Property Leases. If BLC Holdings desires to exercise its option under this Paragraph 3(b) to renew all of the Property Leases, BLC Holdings shall deliver to PSLT-BLC Holdings written Notice (the "First Renewal Notice") not less than one (1) year prior to the expiration of the Initial Term or the initial Renewal Term, as applicable, requesting that PSLT-BLC Holdings deliver to BLC Holdings written Notice (the "Renewal Determination Notice") setting forth PSLT-BLC Holdings' determination of the Lease Basis and the Lease Rate (each such term as defined in the Property Leases) with respect to each of the Facilities to be used in the calculation of Base Rent (as defined in the Property Leases) during the applicable Renewal Term. Within fifteen (15) days after the receipt by PSLT-BLC Holdings of the First Renewal Notice, PSLT-BLC Holdings shall deliver to BLC Holdings the Renewal Determination Notice, and, within fifteen (15) days after delivery by PSLT-BLC Holdings to BLC Holdings of the Renewal Determination Notice, BLC Holdings shall, by written notice to PSLT-BLC Holdings, either (x) decline to extend the Property Leases and this Agreement for the applicable Renewal Term, in which event, BLC Holdings shall have no further renewal rights pursuant to this Paragraph 3(b), (y)(i) agree with PSLT-BLC Holdings' determination of the Lease Basis and the Lease Rate with respect to all of the Facilities as set forth in the Renewal Determination Notice and (ii) extend the Term of the

Property Leases and this Agreement using the Lease Basis and Lease Rate for each of the Facilities as set forth in the Renewal Determination Letter for purposes of determining the Base Rent payable under the Property Leases for the applicable Renewal Term, or (z) disagree with one (1) or more determinations of Lease Basis and/or Lease Rate as set forth in the Renewal Determination Notice and appoint a Qualified Appraiser (as defined in the Property Leases), in which event, BLC Holdings shall be deemed to have initiated the appraisal procedures set forth in Paragraph 53 of the Property Leases with respect to the applicable Facility(ies). If BLC Holdings exercises its option pursuant to clause (z) of the immediately preceding sentence, BLC Holdings shall either accept or reject, at its sole option, the determination of the Lease Basis and Lease Rate for each of the Facilities either as set forth in the Renewal Determination Notice or as determined in accordance with Paragraph 53 of the Property Leases, as the case may be, not later than two hundred forty (240) days prior to the expiration of the Initial Term or the expiration of the initial Renewal Term, as applicable, by written Notice to PSLT-BLC Holdings, which Notice shall constitute BLC Holdings' irrevocable election hereunder to (A) extend the Term of the Property Leases and this Agreement for the applicable Renewal Term using the Lease Basis and Lease Rate for each of the Facilities determined in accordance with the terms of this Paragraph, or (B) decline to extend the Property Leases and this Agreement for the applicable Renewal Term; provided, however, that if the appraisal procedures with respect to the applicable Facility(ies) are continuing in good faith between the parties, but the parties have not yet determined the Base Rent for all of the Facilities for the applicable Renewal Term, then BLC Holdings shall have an additional thirty (30) days to make its decision; provided, further, that in any event, BLC Holdings must make its election whether or not to extend the Property Leases and this Agreement not later than two hundred ten (210) days prior to the expiration of the Initial Term or the expiration of the initial Renewal Term, as applicable, based upon either the Lease Basis and Lease Rate set forth in the Renewal Determination Notice or the results of the appraisal procedures that have been completed as of such date. Upon the renewal of the Property Leases by BLC Holdings as provided in this Paragraph 3(b), this Agreement shall automatically, and without any action by any Person, be deemed to have been extended for the same term. In the event of such exercise, (1) PSLT-BLC Holdings and BLC Holdings shall enter into such confirmatory documents as may be necessary to effect such renewal of this Agreement, and (2) PSLT-BLC Holdings and BLC Holdings shall cause and direct the Provident Lessors and the Brookdale Lessees, respectively, to enter into such confirmatory documents as may be necessary to effect such renewals. Time shall be of the essence with respect to the giving of notices under this Paragraph 3(b).

4.    Brookdale Rent Payments.

      (a) Brookdale Rent Payments. BLC Holdings shall pay and contribute to the applicable Brookdale Lessee(s) and cause such Brookdale Lessee(s) to pay to the applicable Provident Lessor(s), in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without offset, abatement, demand or deduction, the portion(s) of the Brookdale Rent Payments that are allocable to the applicable Property Lease(s) required hereunder during the Term, except as hereinafter expressly provided. Payments for any partial month shall be prorated on a per diem basis based on a 360 day year and twelve (12) thirty (30) day months.

      (b) Master Rent. The Master Rent shall be paid in arrears on the first
(1st) day of each calendar month for the immediately preceding month.

      (c) Overdue Interest. If BLC Holdings fails to pay and contribute any Brookdale Rent Payment to the applicable Brookdale Lessee(s) and to cause such funds to be paid by the applicable Brookdale Lessee(s) to the applicable Provident Lessor(s) on or before the date such payment is due and payable and such amount remains unpaid for a period of five (5) Business Days, such past due payment shall bear interest at the Overdue Rate; provided, however, that with respect to any other sums or amounts to be paid and contributed by BLC Holdings hereunder, the Overdue Rate shall apply if such amounts remain unpaid for a period of five (5) Business Days after Notice thereof from PSLT-BLC Holdings is received by BLC Holdings (calculated from the date of such receipt). The amount of any interest due under this Paragraph 4(c) shall not be diminished by BLC Holdings' making a partial payment, except in such circumstances where BLC Holdings provides evidence reasonably satisfactory to PSLT-BLC Holdings that the payment rendered was intended as a full payment, and that the shortfall was due to a good faith mistake. Notwithstanding anything to the contrary contained in this Paragraph 4(c), in no event shall BLC Holdings have any obligation to pay interest to PSLT-BLC Holdings on any overdue amounts (including, without limitation, on the Master Rent) to the extent any Brookdale Lessee has paid interest on such overdue amount under the applicable Property Lease, and, to the extent PSLT-BLC Holdings and any Provident Lessor each collect interest on the same overdue amount, PSLT-BLC Holdings shall promptly refund such interest payment to BLC Holdings.

      (d) Payment Without Abatement. No abatement, diminution or reduction of any payments required to be made by BLC Holdings hereunder shall be allowed to BLC Holdings or any person claiming under BLC Holdings, under any circumstances or for any reason whatsoever, except to the extent expressly herein provided or to the extent expressly provided in the Property Leases.

5.    Capital Additions.

      (a) Mandatory Capital Addition Allowances. PSLT-BLC Holdings agrees to make available, in its reasonable discretion, to BLC Holdings, from time to time, as hereinafter provided, the aggregate amount of up to Five Million Dollars ($5,000,000) for the purpose of funding the following Capital Additions to the Facilities: (i) if PSLT-BLC Holdings and BLC Holdings mutually agree in their reasonable discretion that a Capital Addition is necessary for the applicable Facility to be in compliance with Legal Requirements, subject to the right of BLC Holdings or the applicable Brookdale Lessee to contest the applicable Legal Requirement pursuant to Paragraph 26 of the applicable Property Lease (including, without limitation, by reason of compliance of the applicable Facility with such Legal Requirement pursuant to a grandfather clause), or (ii) if PSLT-BLC Holdings, BLC Holdings and Brookdale Management mutually agree in their reasonable discretion in writing that the cost of a Capital Addition proposed by BLC Holdings would constitute an Extraordinary Capital Expenditure (any such Capital Addition described in clause (i) or (ii) above is herein referred to as a "Mandatory Capital Addition", and any portion of the $5,000,000 disbursed in PSLT-BLC Holdings' reasonable discretion in connection with any such Mandatory Capital Addition is herein referred to as a "Mandatory Capital Addition Allowance" and collectively, the "Mandatory Capital

Addition Allowances"). Notwithstanding the foregoing, if an Event of Default arises under the applicable Property Lease (as defined thereunder) as a result of the failure by BLC Holdings or the applicable Brookdale Lessee to make any Mandatory Capital Addition described in clause (i) of the immediately preceding sentence, then PSLT-BLC Holdings and the applicable Provident Lessor shall have all rights and remedies available to such party under this Agreement or the applicable Property Lease, as applicable, to perform such work. BLC Holdings agrees that, in connection with any Mandatory Capital Addition Allowance, BLC Holdings shall, or shall cause the applicable Brookdale Lessee to, provide PSLT-BLC Holdings or the applicable Provident Lessor with the information required to be provided pursuant to Paragraph 11(c) of the Property Leases relating to Landlord Capital Additions. The provisions of Paragraph 11(d) of the Property Leases shall govern the disbursement of Mandatory Capital Addition Allowances, provided that PSLT-BLC Holdings shall have no obligation to make any Mandatory Capital Addition Allowance pursuant to this Paragraph 5(a) if, at the time of a disbursement of any Mandatory Capital Addition Allowance, an Event of Default shall have occurred and is continuing.

      (b) Mandatory Capital Addition Allowances Added to Lease Basis. All Mandatory Capital Addition Allowances made by PSLT-BLC Holdings pursuant to this Paragraph 5 shall be added to the Lease Basis under the related Property Lease for the applicable Facility such that the Base Rent under such Property Lease shall be adjusted in accordance with its terms (each such term as defined in the Property Lease).

      (c) Joinder by Provident. Provident hereby joins into this Agreement for the limited purposes set forth in this Paragraph 5 to acknowledge and agree that Provident shall make available to PSLT-BLC Holdings during the Term the aggregate amount of up to $5,000,000 for the purpose of financing Mandatory Capital Additions in accordance with the terms and conditions of Paragraph 5(a) above.

6.    Assignment, Subletting and Material Contracts.

      (a) Transfers Prohibited Without Consent. BLC Holdings shall not, without the prior written consent of PSLT-BLC Holdings, which consent may be withheld in PSLT-BLC Holdings' sole and absolute discretion, in each instance, sell, assign, pledge, hypothecate or otherwise transfer its ownership interest in any Brookdale Lessee, in whole or in part, or any rights or interest which BLC Holdings may have under this Agreement. For the purposes of this Paragraph 6, except to the extent expressly permitted pursuant to this Paragraph 6, a Change of Control shall be deemed to constitute a prohibited sale of an ownership interest in each of the Brookdale Lessees. If Guarantor pledges all or any portion of the equity interests in BLC Holdings, and if the holder of such pledge forecloses on its security interest in such equity interests, then the Person (including such pledgee) that acquires such pledged equity interests at foreclosure or otherwise and the circumstances of such transfer must comply with the provisions of this Paragraph 6. If given, the consent of PSLT-BLC Holdings to any such transfer shall in no event be construed to relieve BLC Holdings or such transferee from the obligation of obtaining the express consent in writing of PSLT-BLC Holdings to any further transfer. Any assignment or transfer in violation of this Paragraph 6(a) shall be voidable at PSLT-BLC Holdings' option.

      (b) Permitted Transfers. Notwithstanding anything to the contrary contained herein, and subject to the terms of any Facility Mortgage, PSLT-BLC Holdings shall have the right to consent, such consent not to be unreasonably withheld, conditioned or delayed, to any of the following (each, a "Permitted Transfer"): (i) a sale of fifty percent (50%) or more of the outstanding shares of stock in Guarantor (in the aggregate, including any prior sales of stock), but excluding any Permitted Management Incentive Program from such calculation, (ii) a sale by Guarantor of all or substantially all of its assets, or (iii) a sale of fifty percent (50%) or more of the membership interests in Fortress Brookdale Acquisition LLC ("Fortress"), but excluding any Permitted Management Incentive Program, provided that, PSLT-BLC Holdings' consent shall not be required with respect to any of the foregoing if: (A) BLC Holdings provides PSLT-BLC Holdings written Notice of such proposed Permitted Transfer not less than thirty (30) days prior to the effective date thereof, together with evidence reasonably satisfactory to PSLT-BLC Holdings of compliance with clause (B) below, (B) BLC Holdings furnishes evidence reasonably satisfactory to PSLT-BLC Holdings that the industry experience in owning, operating and managing senior living facilities similar to the Facilities (as determined by PSLT-BLC Holdings) of the senior management of Guarantor or the Successor Guarantor, after giving effect to such transfer, is at least comparable to or better than that of Guarantor, (C) BLC Holdings furnishes evidence to PSLT-BLC Holdings that the Net Worth of Guarantor or any successor entity proposed to be delivering a guaranty of this Agreement following any such Permitted Transfer (the "Successor Guarantor") shall be at least equal to Seventy Five Million Dollars ($75,000,000), (D) BLC Holdings furnishes evidence to PSLT-BLC Holdings that Guarantor or the Successor Guarantor, as the case may be, shall continue to own all of the membership interests in BLC Holdings, (E) BLC Holdings furnishes evidence to PSLT-BLC Holdings that BLC Holdings shall continue to be a Special Purpose Entity and shall continue to own all of the membership interests in each of the Brookdale Lessees, and (F) Guarantor or the Successor Guarantor, as the case may be, shall execute and deliver to PSLT-BLC Holdings (1) in the case of a Permitted Transfer described in clause (i) above, an affirmation of the Guaranty in form and substance reasonably satisfactory to PSLT-BLC Holdings, or (2) in the case of a Permitted Transfer described in clauses (ii) and (iii) above, a new guaranty of this Agreement in form and substance identical to the Guaranty.

      (c) Equity Transfers. Notwithstanding anything to the contrary contained herein, PSLT-BLC Holdings' consent shall not be required in connection with any of the following (each, an "Equity Transfer"): (i) an initial public offering of Guarantor or similar equity sale transaction targeted to raise equity capital for Guarantor, or (ii) any direct or indirect transfer of less than fifty percent (50%) of the ownership interest in (x) Guarantor or (y) Fortress, excluding any Permitted Management Incentive Program from such calculation, provided that, in the case of an Equity Transfer contemplated by clause (ii), the current equity holders of Guarantor or Fortress, as the case may be, which control Guarantor or Fortress, as the case may be, as of the date hereof continue to control Guarantor or Fortress, as the case may be, following any such Equity Transfer.

      (d) Affiliate Transfer. Notwithstanding anything to the contrary contained herein, PSLT-BLC Holdings' consent shall not be required in connection with the transfer (an "Affiliate Transfer") by Guarantor of its interest in BLC Holdings to a Subsidiary at least fifty one percent (51%) owned by Guarantor, provided that (i) BLC Holdings provides PSLT-BLC Holdings at least thirty (30) days' prior written Notice of such Affiliate Transfer,
(ii) BLC Holdings will
continue to be a Special Purpose Entity throughout the Term of this Agreement and the Term of the Property Leases, and (iv) Guarantor delivers an affirmation of the Guaranty.

7. Default; Remedies.

      (a) Default. Upon the occurrence of any Event of Default (defined below), BLC Holdings shall have the affirmative obligation to notify PSLT-BLC Holdings as soon as it knows of any such event. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and in connection therewith, PSLT-BLC Holdings shall have the right to exercise any rights or remedies available in this Agreement, at law or in equity:

            (i) Any default by any of the Brookdale Lessees under the terms of their respective Property Leases with the Provident Lessors, and the continuation of such default beyond any applicable notice and cure period therefor;

            (ii) BLC Holdings' failure to pay and contribute to the applicable Brookdale Lessee(s) and to cause such applicable Brookdale Lessee(s) to remit such sums to the applicable Provident Lessor(s), when due hereunder, any of the Brookdale Rent Payments (whether due to a Wrongful Distribution or otherwise) and such failure is not cured within five (5) Business Days;

            (iii) BLC Holdings' failure to perform any other of the terms, covenants or conditions contained in this Agreement if not remedied within thirty (30) days after receipt of Notice thereof, or, if such default cannot reasonably be remedied within such period, BLC Holdings does not within thirty
(30) days after Notice thereof commence such act or acts as shall be necessary to remedy the default and shall not thereafter diligently complete such act or acts within a reasonable time, provided, however, in no event shall such cure period extend beyond one hundred eighty (180) days after Notice thereof;

            (iv) if (w) BLC Holdings or Guarantor becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, or (x) any of the foregoing are filed against BLC Holdings or Guarantor and such petition or appointment shall not have been set aside within ninety (90) days from the date of such petition or appointment, or (y) BLC Holdings or Guarantor makes an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or (z) BLC Holdings' or Guarantor's interest in all or portion of the Total Revenues is attached, levied upon, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within ninety (90) days;

            (v) if either of BLC Holdings or Guarantor is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or in any manner permits the sale or divestiture of substantially all of its assets;

            (vi) a default occurs under Paragraph 6;

            (vii) Intentionally Omitted;

            (viii) if any material representation or warranty made by or on behalf of BLC Holdings under this Agreement shall prove to be false or misleading in any material respect on the date when made and the same has a material adverse affect on the financial condition of BLC Holdings or BLC Holdings' ability to perform under this Agreement or the Lease Guaranty (as defined in the Property Leases);

            (ix) if any material representation or warranty made by or on behalf of Guarantor under the Guaranty shall prove to have been false or misleading in any material respect on the date when made and the same has a material adverse affect on the financial condition of Guarantor or Guarantor's ability to perform under the Guaranty;

            (x) Intentionally Omitted;

            (xi) the issuance or entry against Guarantor of any final, unappealable award or judgment (after any applicable appeal periods have expired) in an amount of Five Million Dollars ($5,000,000.00) or more, and such award or judgment shall continue unsatisfied and in effect for a period of ten (10) consecutive days without BLC Holdings demonstrating, to PSLT-ALS Holdings' reasonable satisfaction, that an insurance policy exists that would cover such award or judgment;

            (xii) if the Net Worth of Guarantor declines below Seventy Five Million Dollars ($75,000,000); provided, however, that BLC Holdings shall have the right to cure such Event of Default by depositing and maintaining with PSLT-BLC Holdings cash or a Letter of Credit in the amounts set forth below (which cash or Letter of Credit shall be in addition to the amounts required to be maintained hereunder pursuant to Paragraph 33 hereof) as security for the performance and observance by BLC Holdings of the terms, conditions and provisions of this Agreement, and which may be drawn upon or applied, as the case may be, in accordance with the provisions of Paragraph 33(a) hereof:

                  (A) in an amount equal to one (1) month of Current Lease Payments if Guarantor's Net Worth is less than $75,000,000 but is equal to or greater than $50,000,000 (the "$50,000,000 Threshold")

                  (B) in an amount equal to three (3) months of Current Lease Payments if Guarantor's Net Worth is less than $50,000,000 but is equal to or greater than $25,000,000 (the "$25,000,000 Threshold"); and

                  (C) in an amount equal to six (6) months of Current Lease Payments if Guarantor's Net Worth is less than $25,000,000 but is equal to an amount greater than $0, it being intended that if Guarantor's Net Worth is equal to, or declines below, $0, then BLC Holdings shall have no further cure rights under this Paragraph, and an Event of Default shall be deemed to have occurred;

            If BLC Holdings maintains a Net Worth at least equal to the $25,000,000 Threshold for two (2) consecutive calendar quarters, then the cash or the Letter of Credit, as applicable, deposited under this Paragraph, in an amount equal to three (3) months of Current Lease Payments (or any portion thereof remaining) shall be returned to BLC Holdings. If BLC

Holdings maintains a Net Worth at least equal to the $50,000,000 Threshold for two (2) consecutive calendar quarters, then the cash or the Letter of Credit, as applicable, deposited under this Paragraph, in an amount equal to two (2) months of Current Lease Payments (or the unapplied portion thereof) shall be returned to BLC Holdings. If BLC Holdings maintains a Net Worth of at least $75,000,000 for two (2) consecutive calendar quarters, then the cash or the Letter of Credit, as applicable, deposited under this Paragraph, in an amount equal to one (1) month of Current Lease Payments (or the unapplied portion thereof) shall be returned to BLC Holdings. If BLC Holdings fails to maintain any of the thresholds with respect to Net Worth as described in the immediately preceding sentences, then PSLT-BLC Holdings shall be entitled to retain the cash or Letter of Credit deposited under this Paragraph 7(a)(xii) until the end of the Term hereof, and, upon BLC Holdings' performance of all of its obligations hereunder and the performance by all of the Brookdale Lessees of their respective obligations under their applicable Property Leases, PSLT-BLC Holdings shall return such cash or Letter of Credit (or any portion thereof remaining) to BLC Holdings within twenty (20) Business Days after the expiration of the Term or sooner termination of this Agreement (other than a termination which results from an Event of Default). Any cash deposited under this Paragraph 7(a)(xii) shall be held in a segregated bank account and shall be invested in Permitted Investments. BLC Holdings shall be responsible for the payment of any federal, state or local income tax earned from Permitted Investments.

            (xiii) if any audit or the financial statements of Guarantor contain a qualified opinion regarding Guarantor's ability to continue operations as a "going concern"; or

            (xiv) if Guarantor fails to perform any of the terms, covenants or conditions contained in the Guaranty beyond any applicable notice and cure periods set forth therein.

Notwithstanding anything to the contrary set forth in this Paragraph 7(a), as to any Facility that is encumbered by one or more Facility Mortgages (any such encumbered Facility, an "Applicable Facility" and each Facility Mortgage encumbering the Applicable Facility, an "Applicable Facility Mortgage"), if and to the extent that:

      (A) a default occurs under clause (i), clause (ii), clause (iii) or clause (vi) of this Paragraph 7(a), and

      (B) such default arises solely as a result of a default under or relating to a Property Lease other than the Property Lease demising the Applicable Facility (and not as result of a default under the Property Lease demising the Applicable Facility), then, provided that no other independent Event of Default then exists under the Property Lease demising the Applicable Facility, such default shall not constitute an Event of Default, unless the holders of each Applicable Facility Mortgage (if any) encumbering the Applicable Facility consents in writing to such default's constituting an Event of Default.

      (b) Remedies. If any of the Events of Default hereinabove specified shall occur and be continuing, PSLT-BLC Holdings shall have and may exercise any one or more of the following rights and remedies, in addition to any remedies that may be available to any of the Provident Lessors under the Property Leases, if the facts creating such Event of Default also create an Event of Default (as defined in the Property Leases) under the applicable Property Lease(s):

            (i) With respect to any Property Lease(s) and any Event(s) of Default thereunder as contemplated by Paragraph 7(a)(i) hereof, but only to the extent an Event of Default (as defined under the applicable Property Lease) exists under the applicable Property Lease, PSLT-BLC Holdings may cause and direct the applicable Provident Lessor(s) to terminate the applicable Property Lease(s) and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the applicable Facility(ies).

            (ii) If BLC Holdings defaults in its obligation under Paragraph 4(a) to fund Brookdale Rent Payments to the applicable Brookdale Lessee and to cause the applicable Brookdale Lessee to pay such amount to the applicable Provident Lessor as rent under the applicable Property Lease, then the applicable Provident Lessor may recover immediately from BLC Holdings any and all Brookdale Rent Payments and other sums and damages due or in existence at the time of such termination, including, without limitation, the Master Rent agreed and/or required to be paid by BLC Holdings to the applicable Provident Lessor hereunder, and all other sums, charges, payments, costs and expenses agreed and/or required to be paid by BLC Holdings to PSLT-BLC Holdings hereunder, in each case, with interest thereon at the Overdue Rate provided herein without in any way offsetting or limiting any and all obligations of the Brookdale Lessees to pay rent under their respective Property Leases.

            (iii) If an Event of Default continues uncured for a period of six
(6) months, PSLT-BLC Holdings may, by written notice thereof to BLC Holdings, terminate BLC Holdings' and the Brookdale Lessees' option to renew the Property Leases for one or both of the Renewal Terms; provided, however, that if, as a result of any such Event of Default, PSLT-BLC Holdings causes the applicable Provident Lessor(s) to terminate the applicable Property Lease(s) and PSLT-BLC Holdings and the applicable Provident Lessor(s) have actually collected all damages required to be paid hereunder and thereunder with respect to such Event of Default, then such Event of Default shall no longer be deemed to exist for purposes of this Paragraph 7(b)(iii).

            (iv) PSLT-BLC Holdings may, on behalf of the Provident Lessors, without causing or directing any of the Provident Lessors to re-enter, retake or resume possession of the applicable Facility, sue BLC Holdings for all Brookdale Rent Payments due from BLC Holdings to the Provident Lessors hereunder or for any other sums, charges, payments, costs and expenses due from BLC Holdings to PSLT-BLC Holdings hereunder (or any Brookdale Lessee under a Property Lease under which an Event of Default (as defined thereunder) has occurred for all rents and other sums, charges, payments, costs and expenses due from the applicable Brookdale Lessee under its applicable Property Lease) either: (A) as they become due under this Agreement (or the applicable Property Lease); or (B) at PSLT-BLC Holdings' option, accelerate the maturity and due date of the whole or any part of the Brookdale Rent Payments for the entire then-remaining unexpired balance of the Initial Term or the applicable Renewal Term, as the case may be (reduced to its present value, applying an interest rate of eight and one-tenth percent (8.1%)), less the fair rental value of the Facilities reduced to its present value, as well as all other sums, charges, payments, costs and expenses required to be paid by BLC Holdings to PSLT-BLC Holdings hereunder, including, without limitation, damages (other than consequential damages) for breach or default of BLC Holdings' obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Agreement shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. PSLT-BLC Holdings may then proceed to recover and collect on behalf of the Provident Lessors all such unpaid Brookdale Rent Payments and other sums so sued for from BLC Holdings by distress, levy, execution or otherwise.

            (v) PSLT-BLC Holdings may pursue its remedies against Guarantor under the Guaranty.

      (c) Remedies Not Exclusive. In addition to the remedies hereinabove specified and enumerated, so long as an Event of Default has occurred and is continuing, PSLT-BLC Holdings shall have and may exercise such other rights and remedies as are available at law or in equity, and the mention in this Agreement of any particular remedy shall not preclude PSLT-BLC Holdings from having or exercising any other remedy at law or in equity. So long as an Event of Default has occurred and is continuing, nothing herein contained shall be construed as precluding PSLT-BLC Holdings from having or exercising such lawful remedies as may be or become necessary in order to preserve its rights hereunder, even before the expiration of any notice periods provided for in this Agreement, if under the particular circumstances then existing, the allowance of such notice periods will result in the termination of the ownership interests of the Provident Lessors in the Facilities. In addition, with respect to any Property Lease under which an Event of Default (as defined thereunder) has occurred and is continuing, the applicable Provident Lessor shall be entitled to exercise all of its rights and remedies under the applicable Property Lease. Notwithstanding anything to the contrary contained herein, in no event shall PSLT-BLC Holdings and any Provident Lessor have the right, by exercise of their respective remedies under this Agreement and/or the applicable Property Lease, to double recovery of any amounts, including, without limitation, Rent (as defined in the Property Leases) or any interest thereon.

8.    Intentionally Deleted.

9. Financial and Other Statements. BLC Holdings shall furnish the following statements to PSLT-BLC Holdings during the Term; provided, however, that with respect to any reports or statements required to be furnished pursuant to subparagraphs (a) and (d) below, if PSLT-BLC Holdings or its direct or indirect Parent is at any time during the Term required to make securities laws filings in connection with PSLT-BLC Holdings' or its direct or indirect Parent's securities which require information contained in such reports or statements, then the time frame for deliveries set forth below shall not apply and BLC Holdings shall deliver such reports or statements to PSLT-BLC Holdings not later than ten (10) days prior to the date(s) on which such filings are required to be made (as set forth in a written notice from PSLT-BLC Holdings to BLC Holdings):

      (a) Financial Statements, Budgets and Reports.

            (i) within forty five (45) days after each of the first three quarters of each calendar year during the Term, the most recent unaudited financial statements of BLC Holdings, in each case accompanied by the Financial Officer's Certificate certifying that the information contained therein is true and correct in all material respects;

            (ii) within one hundred twenty (120) days after the end of each calendar year during the Term, the most recent financial statements of BLC Holdings, in each case accompanied by a Financial Officer's Certificate certifying that the information contained therein is true and correct in all material respects;

            (iii) within thirty (30) days after the end of each calendar month, an unaudited statement of income, occupancy (including percentages) and payor mix for the Facilities on an aggregate basis, accompanied by a Financial Officer's Certificate certifying that the information contained therein is true and correct in all material respects;

            (iv) promptly, upon Notice from PSLT-BLC Holdings, such other information concerning the business, financial condition and affairs of BLC Holdings and any Brookdale Lessees as PSLT-BLC Holdings may reasonably request from time to time;

            (v) thirty (30) days prior to the first day of each Lease Year during the Term, a capital budget for such Lease Year describing in reasonable detail all anticipated Capital Additions to be made to each Facility, together with a description of the source of funds therefor;

            (vi) within twenty (20) days after each calendar quarter during the Term, an Officer's Certificate setting forth the Lease Coverage Ratio for such calendar quarter;

            (vii) within thirty (30) days after each calendar quarter during the Term, an Officer's Certificate setting forth Total Revenues, Operating Expenses and NOI for such calendar quarter;

            (viii) upon reasonable request in writing from PSLT-BLC Holdings, the following reports as of any calendar quarter end or with respect to any other period for which PSLT-BLC Holdings may reasonably request: all loss runs and material actuarial reports, studies, reviews and analysis, if any, prepared by or on behalf of BLC Holdings and each of the Brookdale Lessees or their insurance actuaries, quarterly and otherwise, concerning BLC Holdings' and each of the Brookdale Lessees' reserves for expenses relating to malpractice or professional liability and malpractice or professional liability insurance; and

            (ix) copies of other financial statements required to be delivered in connection with any Facility Mortgage.

      (b) Proprietary Information. Any proprietary information obtained by the parties hereunder pursuant to the provisions of this Agreement shall be treated as confidential, except that such information may be used, subject to the appropriate confidentiality safeguards, in any litigation between the parties or in connection with other Legal Requirements or as otherwise required by securities or other laws. The obligations of BLC Holdings and PSLT-BLC Holdings contained in this Paragraph 9(b) shall survive the expiration or earlier termination of this Agreement; and

      (c) Record Keeping. BLC Holdings shall utilize, or cause the Brookdale Lessees to utilize, an accounting system of the Facilities in accordance with its usual and customary practices and in accordance with GAAP, which will accurately record all NOI, and BLC Holdings or the Brookdale Lessees shall retain, for at least five (5) years after the expiration of each Lease Year, the accounting books and records supporting the determination of NOI for such Lease Year. PSLT-BLC Holdings, at its own expense except as provided herein, shall have the right from time to time by its accountants or representatives to audit the information set forth in the Officer's Certificate and, in connection with such audits, to examine BLC Holdings' and any Brookdale Lessee's books and records (upon reasonable notice during customary business hours) with respect thereto (including supporting data and sales and excise tax returns) subject to any prohibitions or limitations on disclosure of any such data under applicable law or regulations, including such limitations as may be necessary to preserve the confidentiality of the facility-patient relationship and the physician-patient privilege and/or other similar privilege or confidentiality obligations.

      (d) Financial Statements of Guarantor. BLC Holdings shall cause Guarantor to furnish to PSLT-BLC Holdings the following: (i) within forty five
(45) days after each of the first three quarters of any calendar year during the Term, the most recent unaudited financial statements of Guarantor, and
(ii) as soon as available, and in any event within one hundred twenty (120) days after the close of each calendar year during the Term, financial statements prepared for such year, including a balance sheet and operating statement as of the end of such year, together with related statements of income and members' partners' or owner's capital for such calendar year, audited by a "Big Four" accounting firm or a nationally recognized, independent certified public accounting firm reasonably satisfactory to PSLT-BLC Holdings, whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP, applied on a consistent basis, and shall not be qualified as to the scope of the audit or as to the status of Guarantor as a going concern. Together with Guarantor's quarterly and annual financial statements, BLC Holdings shall cause Guarantor to furnish to PSLT-BLC Holdings an Officer's Certificate certifying as of the date thereof whether, to Guarantor's knowledge, there exists an event or circumstance that constitutes an Event of Default under this Agreement or that, with the giving of notice or the passage of time, or both, would constitute a default by any Guarantor under the Guaranty, and if such Event of Default hereunder or default under the Guaranty exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

      (e) Quarterly Meetings; Facility Level Meetings and Reviews. On a quarterly basis, BLC Holdings shall permit, and upon request by PSLT-BLC Holdings, shall make appropriate arrangements for, PSLT-BLC Holdings and/or its representatives to discuss the affairs, operations, finances and accounts of BLC Holdings, each Brookdale Lessee and Guarantor with, and be advised as to the same by, senior officers of BLC Holdings or Guarantor (and such of BLC Holdings' or Guarantor's independent accountants and other financial advisors as would be relevant to the topic(s) of the particular meeting), all as PSLT-BLC Holdings may reasonably deem appropriate for the purpose of verifying any report(s) delivered by BLC Holdings to PSLT-BLC Holdings under this Agreement or by the Brookdale Lessees under the Property Leases, or for otherwise ascertaining compliance with this Agreement by BLC Holdings or compliance with the Property Leases by the Brookdale Lessees, or the business, operational or financial condition of BLC Holdings, each Brookdale Lessee, Guarantor and/or any of the

Facilities. Without limitation of the foregoing, from time to time promptly following receipt of written notice from PSLT-BLC Holdings to BLC Holdings (and in any event within five (5) Business Days of such receipt), BLC Holdings shall permit, and shall make appropriate arrangements for, PSLT-BLC Holdings and/or PSLT-BLC Holdings' representatives to discuss the business, operational and financial condition of specific Facilities designated by PSLT-BLC Holdings with, and be advised as to the same by, appropriate personnel of BLC Holdings, the Brookdale Lessees and Guarantor having operational and accounting responsibilities for the Facilities so specified by PSLT-BLC Holdings, and to review, and make abstracts from and copies of, the books, accounts and records of BLC Holdings, the Brookdale Lessees and Guarantor relative to any such Facilities. Unless otherwise agreed in writing by PSLT-BLC Holdings and BLC Holdings, all of the discussions, reviews, abstracting and copying referenced in this Paragraph 9(e) shall occur during normal business hours.

10.   Additional Covenants of BLC Holdings.

      (a) Indebtedness of BLC Holdings. BLC Holdings shall not create, incur, assume or guarantee, or permit to exist, or become or remain liable directly or indirectly upon, any indebtedness.

      (b) Minimum Capital Additions Amount. BLC Holdings shall cause each of the Brookdale Lessees, in accordance with Paragraph 25(d) of the Property Leases, to expend an amount at least equal to the Minimum Capital Additions Amount (as defined in each Property Lease) on Capital Additions with respect each of the Facilities; provided, however, that PSLT-BLC holdings agrees that it shall not be a default under any individual Property Lease if during any Lease Year, the applicable Brookdale Lessee does not expend the entire Minimum Capital Additions Amount for such applicable Facility, if the aggregate amount expended by such Brookdale Lessee and the other Brookdale Lessees during such Lease Year equals, at a minimum, the sum of all of the Minimum Capital Additions Amounts under all of the Property Leases. In addition, PSLT-BLC Holdings agrees that provided no Event of Default is then outstanding, BLC Holdings and the Brookdale Lessees, in lieu of making such payments to satisfy the provisions of this Paragraph 10(b) and Paragraph 25(d) of the Property Leases, shall have the absolute right to cause PSLT-BLC Holdings (and PSLT-BLC Holdings agrees) to apply portions of the Security Deposit maintained hereunder to be used toward the expenditure of the Minimum Capital Additions Amount with respect to the Facilities; provided, however, that, in no event may BLC Holdings request that PSLT-BLC Holdings apply towards Capital Additions with respect to the Facilities more than an aggregate amount equal to the product of (i) the sum of the number of units contained in all of the Facilities times (ii) Six Hundred Dollars ($600) per Lease Year. If BLC Holdings so causes a portion of the Security Deposit to be so applied towards the Minimum Capital Additions Amount, BLC Holdings shall not be required to pay any deficiency to PSLT-BLC Holdings to restore the Security Deposit to the Security Amount. Notwithstanding anything to the contrary contained herein, if BLC Holdings has delivered a Letter of Credit pursuant to Paragraph 33 hereof, BLC Holdings shall have no right under this Paragraph 10(b) to request that PSLT-BLC Holdings draw amounts under the Letter of Credit to apply towards the expenditure of the Minimum Capital Additions Amount, it being agreed that such right exists only with respect to any Security Deposit delivered pursuant to the terms of this Agreement; provided that BLC Holdings may cause the amount of the Letter of Credit to be reduced by the amount Tenant would have been entitled to have advanced to it as provided in this Paragraph 10(b), so long as (i) BLC Holdings causes the amount of money by which the Letter of Credit is reduced to have been actually expended towards the Minimum Capital Additions Amount and (ii) BLC Holdings shall deliver to PSLT-BLC Holdings a replacement Letter of Credit in the reduced amount or an amendment to the Letter of Credit reflecting the reduced amount.

      (c) Modification of Organizational Documents. BLC Holdings shall not, without the prior written consent of PSLT-BLC Holdings in each instance, permit any amendment of its certificate of formation and operating agreement, or amend the certificate of formation or operating agreement of any of the Brookdale Lessees.

11. Limitation on Liability. Subject to BLC Holdings' rights against Provident under Paragraph 5(c) and Paragraph 35(c), if BLC Holdings is awarded a money judgment against PSLT-BLC Holdings, then BLC Holdings' sole recourse for satisfaction of such judgment shall be limited to execution against PSLT-BLC Holdings' ownership interest in the Provident Lessors. Subject to BLC
Holdings' rights against Provident under Paragraph 5(c) and Paragraph 35(c), in no event shall any trustee, stockholder, shareholder, member, manager, partner, employee, officer or beneficiary of PSLT-BLC Holdings be personally liable for the obligations of PSLT-BLC Holdings or any Provident Lessor hereunder. Except to the extent provided in the terms of the Guaranty or any other Parent guaranty or indemnity, in no event shall any trustee, shareholder, member, guarantor, partner, employee, officer or beneficiary of BLC Holdings be personally liable for any of the obligations of BLC Holdings hereunder.

12.   Facility Mortgages.

      (a) Cooperation in Obtaining Facility Mortgages. BLC Holdings and the Brookdale Lessees agree to reasonably cooperate with PSLT-BLC Holdings and the Provident Lessors to assist PSLT-BLC Holdings and the Provident Lessors in obtaining new Facility Mortgages or a refinancing of the Existing Facility Mortgages or otherwise obtain additional mortgage debt secured by the Facilities (any of the foregoing referred to herein as a "Facility Mortgage Refinancing"), with respect to the Provident Lessors' fee or leasehold interests, as applicable, in the Facilities. Subject to the execution of a reasonably satisfactory confidentiality agreement, and provided there is no violation of (i) any security, health, safety or confidentiality requirements of any Governmental Agency or imposed by applicable law or regulations and/or
(ii) any Brookdale Lessee's ordinary business practices and standard resident agreements, if any, requiring such Brookdale Lessee to maintain the confidential nature of certain personal information relating to individual residents living in the Facility, BLC Holdings shall, and shall cause the Brookdale Lessee to, provide such information as is reasonably requested by PSLT-BLC Holdings or any proposed Facility Mortgagee with respect to BLC Holdings, the Brookdale Lessees, Guarantor or the operation of any Facility to facilitate in obtaining such Facility Mortgage. Neither BLC Holdings nor any Brookdale Lessee shall have any right to approve the terms of any Facility Mortgage, and PSLT-BLC Holdings may, and may cause the applicable Provident Lessor to, obtain any Facility Mortgage as it may determine in its sole discretion; provided, however, that PSLT-BLC Holdings agrees that the business terms, provisions and conditions contained in any Facility Mortgage (other than any existing Facility Mortgage) shall be commercially reasonable in the market at the time such Facility Mortgage is obtained and shall be reasonably consistent with the then current standards for similar-type financing transactions affecting similar types of properties (provided, however, that with respect to assessing whether the insurance requirements under the proposed Facility Mortgage satisfy the foregoing requirement, the standard set forth in Paragraph 18(a)(xiv) of each of the Property Leases shall govern); provided, further, that in no event shall the terms of any Facility Mortgage increase the Base Rent (as defined in the applicable Property Lease(s)) payable under the applicable Property Lease(s) or alter the payment schedule for Base Rent thereunder, and BLC Holdings agrees that BLC Holdings' and the Brookdale Lessees' respective obligations to comply with the terms of any such Facility Mortgage shall not be deemed to be in contravention or conflict with the terms of this Agreement or the applicable Property Lease(s), even in cases where the Facility Mortgage imposes obligations that are greater than the obligations of BLC Holdings under this Agreement or of the Brookdale Lessee(s) under the applicable Property Lease(s). In addition,
(x) PSLT-BLC Holdings shall not, and shall cause the Provident Lessors not to, obtain any Facility Mortgage Refinancing which contains a prepayment premium, prepayment penalty, defeasance provision or other similar exit fee or charge which is higher than that which is commercially reasonable and reasonably consistent with then current standards for similar-type financing transactions affecting similar types of properties, and (y) PSLT-BLC Holdings shall, and shall cause the Provident Lessors to, use commercially reasonable efforts to cause the Facility Mortgagee under any Facility Mortgage Refinancing to (A) include a provision in the Facility Mortgage which permits the assignment of such Facility Mortgage to, and the assumption of such Facility Mortgage by, BLC Holdings or its designee in accordance with the Purchase Option contemplated pursuant to Paragraph 14 hereof, or (B) provide express consent to the assignment and assumption of such Facility Mortgage to BLC Holdings or its designee in accordance with the Purchase Option contemplated pursuant to Paragraph 14 hereof; provided, however, that if PSLT-BLC Holdings and/or the applicable Provident Lessor is unsuccessful in its efforts to obtain the provisions set forth in this clause (y), then it shall not be a default hereunder if such terms are not included in the Facility Mortgage Refinancing.

      (b) Notice of Facility Mortgage Refinancing. Provided there is no existing and continuing Event of Default, if PSLT-BLC Holdings or any Provident Lessor intends to enter into a Facility Mortgage Refinancing with respect to any of the Facilities during Lease Years one (1) through six (6) of the Initial Term, PSLT-BLC Holdings shall deliver to BLC Holdings written Notice thereof (the "Refinancing Notice") not later than thirty (30) days prior to the anticipated closing date of any such Facility Mortgage Refinancing. Any Refinancing Notice delivered to BLC Holdings pursuant to this Paragraph 12(b), shall include a copy of a bona fide term sheet setting forth the proposed terms of any such Facility Mortgage Refinancing, including, without limitation the principal amount, the interest rate, the term to maturity and any amortization payments in connection with such Facility Mortgage Refinancing (collectively, the "Proposed Financing Terms"). Within five (5) Business Days after receipt of the Refinancing Notice and the bona fide term sheet referenced in the immediately preceding sentence, BLC Holdings shall deliver written Notice to PSLT-BLC Holdings of either (i) its acceptance of the Proposed Financing Terms and its desire to have the applicable Brookdale Lessee obtain the proceeds of any such Facility Mortgage Refinancing (in accordance with the Proposed Financing Terms) actually received by the applicable Provident Lessor in excess of the amount needed to refinance the then existing Facility Mortgage, net of transaction costs (except that if there is no Facility Mortgage then in existence which is being refinanced, BLC Holdings may elect to receive the entire principal amount actually received by the applicable Provident Lessor), or (ii) its desire for PSLT-BLC Holdings or the applicable Provident Lessor to obtain a Facility

Mortgage Refinancing that will provide more net proceeds for the applicable Brookdale Lessee. If BLC Holdings exercises its rights to obtain the proceeds of any Facility Mortgage Refinancing as provided in this Paragraph 12(b), then such Facility Mortgage Refinancing shall be deemed to be a Brookdale Requested Refinancing and the provisions of Paragraph 12(c) hereof shall govern. If BLC Holdings fails to deliver said Notice in response to the Refinancing Notice within such five (5) Business Day period (time being of the essence with respect to such five (5) Business Day period), then BLC Holdings shall be conclusively deemed to have waived its rights under this Paragraph 12(b). BLC Holdings shall not be entitled to receive Notice of any Facility Mortgage Refinancing, and shall be not have the right to obtain the proceeds of any such Facility Mortgage Refinancing, in each case as contemplated by this Paragraph 12(b), during Lease Years seven (7) through fifteen (15) of the Initial Term or during any Renewal Term.

      (c) Brookdale Right to Request Financing. Provided there is no existing and continuing Event of Default, BLC Holdings shall have the right, during Lease Years one (1) through six (6) of the Initial Term only, to request in writing, not more frequently than two (2) times per calendar year with respect to some or all of the Facilities (it being intended that any such semi-annual request shall list all of the Facilities for which BLC Holdings is requesting a Brookdale Requested Refinancing (defined below) at such time), that PSLT-BLC Holdings and the applicable Provident Lessor attempt to obtain a Facility Mortgage Refinancing or a second mortgage with respect to such Provident Lessor's interest in the Facility (each, a "Brookdale Requested Refinancing"); provided, however, that if BLC Holdings initiates a Brookdale Requested Refinancing, PSLT-BLC Holdings and the applicable Provident Lessor shall be required only to use commercially reasonable efforts to obtain such financing from the holder of the Facility Mortgage then in place with respect to the applicable Facility; provided, further, that (i) PSLT-BLC Holdings and the applicable Provident Lessor(s) shall have no obligation to obtain such financing to the extent that such financing would, in the reasonable discretion of PSLT-BLC Holdings, adversely affect the status or treatment of PSLT-BLC Holdings or its direct or indirect Parent as a real estate investment trust ("REIT"), and (ii) BLC Holdings shall have no right to request a Brookdale Requested Refinancing with respect to any of the Existing Guaranty Facilities until such time, if ever, during the first six (6) Lease Years of the Initial Term only, that Provident and/or any of its subsidiaries which has assumed the obligations under the Existing Guaranty relating to the Existing Guaranty Facility Mortgage encumbering such Existing Guaranty Facility has been released from all liability under the applicable Existing Guaranty pursuant to the terms of such Existing Guaranty (as determined by PSLT-BLC Holdings in its reasonable discretion) or a release document executed by the applicable Existing Guaranty Facility Mortgagee in form and substance reasonably satisfactory to Provident and/or the applicable subsidiary of Provident. PSLT-BLC Holdings hereby agrees that it shall not take any action which would impair the ability of Provident and/or any of its subsidiaries which has assumed the obligations under an Existing Guaranty to obtain a release of such obligations as described in the immediately preceding sentence. In addition, BLC Holdings shall have no right to request a Brookdale Requested Refinancing during Lease Years seven (7) through fifteen (15) of the Initial Term or during any Renewal Term. Subject to the provisions of this Paragraph 12(c), PSLT-BLC Holdings and the applicable Provident Lessor shall use commercially reasonable efforts to (a) obtain such Brookdale Requested Refinancing with respect to the applicable Facility on terms that will enable such disbursements to the applicable Brookdale Lessee pursuant to this Paragraph 12(c) to qualify as "straight-debt" within the meaning of the REIT rules or otherwise be REIT-Compliant, provided that BLC Holdings and the Brookdale

Lessees shall reasonably cooperate with PSLT-BLC Holdings and the Provident Lessors in obtaining such Brookdale Requested Refinancing (subject to the provisions of Paragraph 12(a) above), and (b) if reasonably requested by BLC Holdings with respect to any Existing Guaranty and PSLT-BLC Holdings reasonably determines that the conditions set forth in such Existing Guaranty have been met or BLC Holdings agrees to satisfy the conditions to the release or discharge of such Existing Guaranty, reasonably attempt to obtain a release of liability under such Existing Guaranty (to facilitate BLC Holdings' ability to request a Brookdale Requested Refinancing with respect to the related Existing Guaranty Facility). If such Brookdale Requested Refinancing results in a new Facility Mortgage or a refinancing of an Existing Facility Mortgage, the proceeds of any such financing actually received by the applicable Provident Lessor in excess of the amount needed to refinance the then existing Facility Mortgage (except that if there is no Facility Mortgage then in existence which is being refinanced, the entire principal amount actually received by the applicable Provident Lessor) shall be disbursed to the applicable Brookdale Lessee and such amount plus all Financing Costs (collectively, the "Brookdale Requested Refinancing Basis") shall be added to the Lease Basis under the related Property Lease for the applicable Facility such that the Base Rent under such Property Lease shall be adjusted in accordance with its terms, provided that, if BLC Holdings exercises its option to obtain proceeds from a Facility Mortgage Refinancing initiated by PSLT-BLC Holdings in accordance with the provisions of Paragraph 12(b) above, the term "Brookdale Requested Refinancing Basis" shall mean the proceeds of any such Facility Mortgage Refinancing disbursed to the applicable Brookdale Lessee plus a portion of the Financing Costs (equal to the percentage that the proceeds of the Facility Mortgage Refinancing disbursed to the applicable Brookdale Lessee bears to the aggregate proceeds of such Facility Mortgage Refinancing). If such Brookdale Requested Refinancing results in a second mortgage financing, the proceeds thereof shall be disbursed to the applicable Brookdale Lessee, and such amount plus all Financing Costs (collectively, the "Brookdale Requested Second Financing Basis") shall be added to the Lease Basis under the related Property Lease for the applicable Facility such that the Base Rent under such Property Lease shall be adjusted in accordance with its terms, provided that, if BLC Holdings exercises its option in accordance with the provisions of Paragraph 12(b) above to obtain proceeds from a Facility Mortgage Refinancing initiated by PSLT-BLC Holdings which is a second mortgage financing, the term "Brookdale Requested Second Financing Basis" shall mean the proceeds of any such Facility Mortgage Refinancing which is a second mortgage financing disbursed to the applicable Brookdale Lessee plus a portion of the Financing Costs (equal to the percentage that the proceeds of the Facility Mortgage Refinancing disbursed to the applicable Brookdale Lessee bears to the aggregate proceeds of such Facility Mortgage Refinancing). Amounts received by the applicable Brookdale Lessee pursuant to a Brookdale Requested Refinancing shall be treated for federal income tax purposes by the applicable Provident Lessor and the applicable Brookdale Lessee as a separate debt instrument issued by the applicable Brookdale Lessee to the applicable Provident Lessor and increases in rent associated with the inclusion of such amounts in the Lease Basis under the applicable Property Lease shall be treated by the applicable Provident Lessor and the applicable Brookdale Lessee for federal income tax purposes as payments of principal and interest on such separate debt instrument rather than as payments of additional rent owed for the use or occupancy of the applicable Facility.

      (d) PSLT-BLC Holdings Covenant Regarding Encumbrances. PSLT-BLC Holdings hereby agrees that during Lease Years one (1) through six (6) of the Initial Term, PSLT-BLC

Holdings shall not (i) pledge or otherwise encumber its interest in the Provident Lessors, (ii) permit the Provident Lessors to pledge or otherwise encumber the Facilities or their interests in the Facility Leases (provided that nothing contained in this Paragraph 12(d) shall be deemed or interpreted to in any way restrict any Provident Lessor from maintaining any Existing Facility Mortgage or entering into any Facility Mortgage Refinancing), or
(iii) enter into or cause the Provident Lessors to enter into any agreement which contains covenants or other agreements expressly restricting the ability of any Provident Lessor to enter into Brookdale Requested Refinancings or the amount that may be borrowed thereunder, other than the Existing Facility Mortgages and any Facility Mortgage Refinancings, provided that it is agreed that it shall be a default under this Paragraph 12(d) if Provident or any of its Affiliates enters into an agreement of the type described in this clause
(iii).

      (e) Subordination. PSLT-BLC Holdings and BLC Holdings hereby acknowledge and agree that the Brookdale Lessees' interests under the Property Leases and the Brookdale Lessees' leasehold interests in and to the Facilities are junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to the lien of any one or more Facility Mortgages now or hereafter in force and effect upon or encumbering the Provident Lessors' interests in the Facilities, or any portion thereof, and to all collateral assignments by the Provident Lessors to any third party or parties of any of the Provident Lessors' rights under the Property Leases or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of the Provident Lessors to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to, any such mortgage, mortgages or assignments, provided that, in connection with any Facility Mortgage (other than the Existing Facility Mortgages) (regardless of whether such Facility Mortgage is a Brookdale Requested Refinancing) placed upon the Facilities after the date hereof, PSLT-BLC Holdings shall (or shall cause the applicable Provident Lessor(s) to) cause the applicable Facility Mortgagee to enter into, execute and deliver a subordination, non-disturbance and attornment agreement substantially similar to the form attached to the Property Leases as Exhibit C or such other form as shall be reasonably acceptable to BLC Holdings, PSLT-BLC Holdings and the applicable Facility Mortgagee (the "SNDA"), which SNDA shall acknowledge the subordination of the Property Leases described in this Paragraph 12(e) and shall provide, among other things, that if the Facility Mortgagee or any other person acquires title to the applicable Facility, so long as the applicable Brookdale Lessee is not in default (beyond the expiration of any applicable notice and/or grace period) under the applicable Property Lease, the applicable Brookdale Lessee's leasehold estate possession and occupancy of the applicable Facility shall not be disturbed, provided further that BLC Holdings shall cause the Brookdale Lessees to enter into, execute and delivery promptly to the requesting party the SNDA in accordance with the terms of this Paragraph 12(e) and the Property Leases.

13.   Representations and Warranties.

      (a) Representations of BLC Holdings. To induce PSLT-BLC Holdings to enter into this Agreement, BLC Holdings represents and warrants to PSLT-BLC Holdings as follows:

            (i) Status and Authority of BLC Holdings. BLC Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. BLC Holdings has all requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. BLC Holdings is duly qualified to transact business in each jurisdiction in which the nature of the business conducted by it requires such qualification.

            (ii) Action of BLC Holdings. BLC Holdings has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes the valid and binding obligation and agreement of BLC Holdings, enforceable against BLC Holdings in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

            (iii) No Violations of Agreements. Subject to obtaining the required consents contemplated by the Stock Purchase Agreement, neither the execution, delivery or performance of this Agreement by BLC Holdings, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any Facility or any property or assets of BLC Holdings pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other material agreement or instrument by which BLC Holdings is bound.

            (iv) Litigation. BLC Holdings has received no written notice and, to BLC Holdings' knowledge, no action or proceeding is pending or threatened which questions the validity of this Agreement.

      (b) Representations of PSLT-BLC Holdings. To induce BLC Holdings to enter into this Agreement, PSLT-BLC Holdings represents and warrants to BLC Holdings as follows.

            (i) Status and Authority of PSLT-BLC Holdings. PSLT-BLC Holdings is a duly organized, validly existing limited liability company and in good standing under the laws of the State of Delaware, and has all requisite power and authority under the laws of such State to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. PSLT-BLC Holdings is duly qualified and is in good standing in each jurisdiction in which the nature of the business conducted by it requires such qualification.

            (ii) Action of PSLT-BLC Holdings. PSLT-BLC Holdings has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of this Agreement by PSLT-BLC Holdings, it shall constitute the valid and binding obligation and agreement of PSLT-BLC Holdings, enforceable against PSLT-BLC Holdings in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

            (iii) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by PSLT-BLC Holdings, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in any creation of any lien, charge or encumbrance upon any Facility or any of the property or assets of PSLT-BLC Holdings pursuant to the terms of any indenture, mortgage, deed of trust, note, evidence of indebtedness or any other material agreement or instrument by which PSLT-BLC Holdings is bound.

            (iv) Litigation. No investigation, action or proceeding is pending and, to PSLT-BLC Holdings' knowledge, no action or proceeding is pending or threatened which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

14.   Purchase Option.

      (a) Purchase Option. Subject to (i) the rights of any Facility Mortgagee at such time to consent to or otherwise approve any such purchase, (ii) there being no Event of Default existing hereunder either at the time BLC Holdings delivers the Purchase Notice (as defined below) or on the date upon which the Option Closing (as defined below) occurs, and (iii) there being no Management Termination Event existing under Paragraph 28(a)(ii) hereof either at the time BLC Holdings delivers the Purchase Notice or on the date upon which the Option Closing occurs, then, at any time after the tenth (10th) Lease Year during the Initial Term and during the last Lease Year during any applicable Renewal Term, BLC Holdings shall have the option (the "Purchase Option"), exercisable by giving PSLT-BLC Holdings an irrevocable written Notice (the "Purchase Notice") of BLC Holdings' election to exercise such option, to purchase on the date specified in such Purchase Notice (the "Option Closing Date") all but not fewer than all of the Facilities which are subject to Property Leases and this Agreement or, at BLC Holdings' option, all of PSLT-BLC Holdings' membership interests in the Provident Lessors (the "Ownership Interests"), in each case, subject to the Facility Mortgages then affecting the Facilities. The sale of the Facilities or the Ownership Interests pursuant to the Purchase Option shall be at a price (the "Option Price") equal to the sum of: (i) the greater of (A) the aggregate Fair Market Value of all of the Facilities and (B) the Minimum Option Purchase Price, plus (ii) the lesser of (A) $75,000,000 minus the aggregate of all amounts previously paid to any Provident Lessor under the penultimate sentence of Paragraph 17(b) of any applicable Property Lease, and
(B) an amount, but not less than zero, equal to (I) the gain, if any, recognized for federal income tax purposes by PSLT-BLC Holdings on the sale of the Facilities or the Ownership Interests, as the case may be, minus (II) the cash proceeds from such sale of the Facilities or the Ownership Interests, as the case may be, minus (III) any net operating losses for federal income tax purposes carried over from Brookdale Living Communities, Inc. with respect to taxable years ending on or prior to the Commencement Date which remain unused as of the Option Closing Date, minus (IV) any net increase in the aggregate amount of Facility Mortgages subsequent to the Commencement Date, excluding any proceeds of such increased borrowings which have been disbursed to a Brookdale Lessee pursuant to Paragraph 12(c) hereof, plus (V) any net reduction, subsequent to the Commencement Date, in the aggregate amount of Facility Mortgages. The Option Closing Date shall be no earlier than sixty
(60) days, and no later than one hundred twenty (120) days (the "Outside Closing Date"), following the date of delivery of the Purchase Notice; provided, however, that the Outside Closing Date may be extended by either party for a period not to exceed thirty (30) days for the purpose of obtaining the consents, releases and/or other documents required under any Facility Mortgages as contemplated by clause (iv) and clause (v) of Paragraph 14(b) below. If BLC Holdings has delivered the Purchase Notice to PSLT-BLC Holdings and the Option Closing Date does not occur (for any reason other than a default by PSLT-BLC Holdings under this Paragraph 14) by the Outside Closing Date (as the same may be extended in accordance with the terms of the immediately preceding sentence), then the Purchase Option shall terminate and be of no further force and effect, and BLC Holdings shall reimburse PSLT-BLC Holdings for all reasonable out-of-pocket costs and expenses incurred by PSLT-BLC Holdings and/or any Provident Lessor as a result of BLC Holdings giving the Purchase Notice. If BLC Holdings exercises its option to purchase the Facilities or the Ownership Interests pursuant to this Paragraph 14(a), PSLT-BLC Holdings shall cause the Provident Lessors to transfer to BLC Holdings or its designee all of the Provident Lessors' right, title and interest in and to the Facilities or PSLT-BLC Holdings shall transfer the Ownership Interests on the date specified in the Purchase Notice upon receipt of the Option Price in accordance with Paragraph 14(b). At BLC Holdings' election, BLC Holdings shall have the right, at its sole cost and expense, to commence the process for determining the Fair Market Value of the Facilities pursuant to Paragraph 14(c) hereof and finalize such determination prior to sending the Purchase Notice and PSLT-BLC Holdings shall use commercially reasonable efforts to cooperate with same, at BLC Holdings' sole cost and expense.

      (b) Provisions Relating to the Exercise of Purchase Option. In connection with BLC Holdings' exercise of its Purchase Option to purchase the Facilities or the Ownership Interests, the following shall apply to the closing (the "Option Closing") of the purchase of the Facilities or the Ownership Interests pursuant to the Purchase Option:

            (i) Either (A) the Provident Lessors shall execute and deliver to BLC Holdings (or to the BLC Holdings' designee) at BLC Holdings' cost and expense a special warranty deed with respect to each of the Facilities, a bill of sale with respect to the Related Personal Property (as defined in the Property Leases) and any other assignment or agreement transferring all right, title and interest of the Provident Lessors in the Facilities, including, without limitation, any contracts, agreements and/or documents related in any manner to the operation of the Facilities, in each case in recordable form in the relevant jurisdiction, if required, but with no representation or warranty of any kind by any Provident Lessor except as to the absence of any Liens attributable to any Provident Lessor (other than any Facility Mortgages affecting the Facilities), or (B) PSLT-BLC Holdings shall execute and deliver an assignment of Ownership Interests with respect to each Provident Lessor, but with no representation or warranty of any kind by any PSLT-BLC Holdings except as to the absence of any Liens attributable to PSLT-BLC Holdings (other than any Facility Mortgages affecting the Facilities);

            (ii) The Facilities or Ownership Interests shall be conveyed to BLC Holdings or its designee "AS IS" and in their then present condition. PSLT-BLC Holdings and the Provident Lessors each hereby specifically disclaims any warranty (oral or written) concerning: (i) the nature and condition of the Facilities and the suitability thereof for any and all activities and uses that BLC Holdings or its designee may elect to conduct thereon; (ii) the manner, construction, condition and state of repair or lack of repair of any improvements located thereon; (iii) the nature and extent of any right-of-way, lien, encumbrance, license, reservation, condition or otherwise; (iv) the compliance of the Facilities or their operation with any laws, rules, ordinances, or regulations of any government or other body; and (v) any other matter whatsoever. BLC Holdings and the Brookdale Lessees expressly acknowledges that, in consideration of the agreements of PSLT-BLC Holdings herein, PSLT-BLC HOLDINGS AND THE PROVIDENT LESSORS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, TO OR FOR THE BENEFIT OF

BLC HOLDINGS OR THE BROOKDALE LESSEES AND CONCERNING ALL OR ANY PORTION OF THE FACILITIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF QUANTITY, QUALITY, CONDITION, HABITABILITY, MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ALL OR ANY PORTION OF THE FACILITIES, ANY IMPROVEMENTS LOCATED THEREON, AND ANY SOIL CONDITIONS RELATED THERETO. BLC HOLDINGS AND THE BROOKDALE LESSEES SPECIFICALLY ACKNOWLEDGE AND AGREE THAT THEY ARE NOT RELYING ON (AND PSLT-BLC HOLDINGS AND THE PROVIDENT LESSORS HEREBY DISCLAIM AND RENOUNCE) ANY REPRESENTATIONS, WARRANTIES OR COVENANTS OF ANY KIND OR NATURE WHATSOEVER MADE BY, OR ON BEHALF OF, PSLT-BLC HOLDINGS OR THE PROVIDENT LESSORS AND RELATING TO ALL OR ANY PORTION OF THE FACILITIES OTHER THAN THE SPECIAL WARRANTIES CONTAINED IN THE DEED, IF ANY;

            (iii) PSLT-BLC Holdings and the Provident Lessors shall execute and deliver to BLC Holdings or its designee and to the title insurance company issuing title insurance in connection with such transaction a customary title affidavit in form and substance reasonably acceptable to PSLT-BLC Holdings, the applicable Provident Lessor and the title insurance company, including, without limitation, with respect to the absence of liens attributable to PSLT-BLC Holdings or the Provident Lessors (other than any Facility Mortgages);

            (iv) If BLC Holdings or its designee assume any Facility Mortgage in connection with the purchase of the Facilities or the Ownership Interests,
(A) BLC Holdings or its designee shall provide all information requested by any Facility Mortgagee in connection with any consents required under the Facility Mortgages and shall obtain any such consents in advance of the Option Closing (and PSLT-BLC Holdings shall use commercially reasonable efforts to cooperate with same), it being intended that obtaining such consents shall be a condition to the Option Closing, (B) PSLT-BLC Holdings shall, or shall cause the applicable Provident Lessors to, execute and deliver such assignments of the Facility Mortgages (including, without limitation, all rights in and to any reserve or escrow held by the applicable Facility Mortgagee (except for principal reserve escrows)) as shall be necessary to evidence the applicable Provident Lessor's assignment of, and the applicable assignee's assumption of, the Facility Mortgages, (C) BLC Holdings or its designee shall pay all costs and expenses in connection with obtaining any Facility Mortgage consents and in connection with the assignment and assumption of the Facility Mortgage, including, without limitation, assumption fees, rating agency fees, reasonable attorneys' fees (of the Facility Mortgagees, any rating agencies, BLC Holdings and PSLT-BLC Holdings) and any premiums, fees or penalties incurred in connection therewith, and (D) BLC Holdings shall receive a credit against the Option Price in an amount equal to (x) the outstanding principal balance of the Facility Mortgages assumed less (y) any principal reserve escrows which are and shall at all times remain the property of PSLT-BLC Holdings or the applicable Provident Lessor. PSLT-BLC Holdings or the applicable Provident Lessors shall assign to BLC Holdings or its designee all rights and interests in and to any escrow reserves (other than principal reserve escrows) then held by the applicable Facility Mortgagee(s) which have been funded by BLC Holdings or the applicable Brookdale Lessee for application to future payments under such Facility Mortgage(s);

            (v) Should BLC Holdings or its designee cause the repayment, prepayment or defeasance of any Facility Mortgage in connection with the purchase of the Facilities or the Ownership Interests, (A) BLC Holdings shall be obligated to procure, in advance of the Option Closing, from the Facility Mortgagees or the trustee in any securitization in which any Facility Mortgage is included, any and all release or defeasance documents necessary in connection with such repayment, prepayment of defeasance, as the case may be (and PSLT-BLC Holdings shall use commercially reasonable efforts to cooperate with same), it being intended that obtaining such release or defeasance documents shall be a condition to the Option Closing, (B) BLC Holdings or its designee shall pay all costs and expenses in connection with such repayment, prepayment or defeasance, as the case may be, including, without limitation, prepayment penalties or premiums, any deposits required in connection with a defeasance, rating agency fees, reasonable attorneys' fees (of the Facility Mortgagees, any trustee in a securitization, any rating agencies, BLC Holdings and PSLT-BLC Holdings) and any other premiums, fees or penalties incurred in connection therewith, and (C) BLC Holdings shall indemnify PSLT-BLC Holdings, the applicable Provident Lessors and their respective directors, employees and agents from and against any and all claims relating to or arising out of any such prepayment, repayment or defeasance. The indemnity provisions of this Paragraph 14(b) shall survive the termination of this Agreement;

            (vi) PSLT-BLC Holdings shall execute such other documents reasonably requested by BLC Holdings or its designee or otherwise required by applicable law, to effect a transfer of the Facilities or the Ownership Interests and title thereto;

            (vii) To the extent applicable, PSLT-BLC Holdings and BLC Holdings shall apportion any costs or expense items relating to the Facilities, whether real estate taxes, operating expenses or otherwise, taking into account that if and to the extent that, as of the Option Closing, PSLT-BLC Holdings or any Provident Lessor has paid any bills for any ownership expenses incurred (prior to the Option Closing) in connection with the ownership and operation of the Facilities and, under the terms of the Property Leases, any Brookdale Lessee would be required to reimburse the applicable Provident Lessor for some or all of such expenses, then at the Option Closing, BLC Holdings shall be required to pay to PSLT-BLC Holdings, in addition to the Option Price, any such accrued operating expenses (including, but not limited to, real estate taxes) for which the Brookdale Lessees are responsible under the Property Leases; provided, further, however, that PSLT-BLC Holdings or the applicable Provident Lessors shall assign or cause to be assigned and promptly delivered, without adjustment to the Option Price, any real estate tax, insurance or capital expenditures impounds, escrows or reserves (other than principal reserve escrows) which have been funded by BLC Holdings or the applicable Brookdale Lessees and which are held by PSLT-BLC Holdings, any Provident Lessors or any Facility Mortgagee;

            (viii) BLC Holdings shall pay any and all costs and expenses, of any nature whatsoever, incurred in connection with the consummation of the Purchase Option, including, without limitation, reasonable attorneys' fees (of BLC Holdings and PSLT-BLC Holdings), any title search fees, title insurance commitment fees, the cost of any title insurance policy, any transfer taxes, any recording fees, mortgage or documentary taxes or stamps, any brokerage commissions, closing or escrow fees, and survey costs. BLC Holdings acknowledges, however, that PSLT-BLC Holdings has no obligation to deliver title insurance (or pay any premium for title insurance) or a survey of any of the Facilities to BLC Holdings, provided that it shall be a condition precedent to closing that BLC Holdings or its designee, at its election, is able to procure a title insurance policy for each Facility insuring title in the name of BLC Holdings or its designee, as applicable, absent of monetary liens attributable to PSLT-BLC Holdings and the Provident Lessors (other than any Facility Mortgages);

            (ix) If BLC Holdings fails timely to perform or satisfy any of its obligations imposed under this Paragraph 14, including, but not limited to, its obligation to timely consummate the purchase of the Facilities (for any reason other than a default by PSLT-BLC Holdings under this Paragraph 14), then this Agreement and the Property Leases shall continue; provided the Purchase Option shall terminate and be of no further force and effect, and BLC Holdings shall reimburse PSLT-BLC Holdings for all reasonable out-of-pocket costs and expenses incurred by PSLT-BLC Holdings and/or any Provident Lessor as a result of BLC Holdings giving the Purchase Notice;

            (x) At all times from the date on which BLC Holdings delivers the Purchase Notice until the Option Closing, this Agreement and the Property Leases shall remain in full force and effect. Upon the consummation of the Option Closing pursuant to this Paragraph 14, at the option of BLC Holdings or its designee, (A) the Provident Lessors shall assign all of their right, title and interest in the Property Leases, and PSLT-BLC Holdings shall assign all of its right, title and interest in this Agreement to BLC Holdings or its designee, as applicable, or (B) this Agreement and the Property Leases shall be terminated by the parties except for those specific provisions which, by their express terms, survive such a termination, provided, however, that neither the Provident Lessors nor PSLT-BLC Holdings shall have any obligation to assign their interests as provided in clause (A) of this Paragraph 14(b)(x) unless BLC Holdings or its designee and the Brookdale Lessees deliver to PSLT-BLC Holdings and the Provident Lessors a release of their respective obligations under the Property Leases and this Agreement, in form and substance acceptable to PSLT-BLC Holdings and the Provident Lessors; and

      (c) Appraisal Procedure. In the event that it becomes necessary to determine the Fair Market Value of the Facilities or any Facility for any purpose described in this Agreement and the parties cannot agree thereon, such Fair Market Value shall be determined upon the written demand of either party in accordance with the following procedure:

            (i) The party requesting an appraisal, by Notice given within thirty (30) days after the date of the event that requires or permits such procedure, shall propose and unilaterally approve an appraiser licensed to perform MAI appraisals and experienced in the valuation of assisted living, independent living or skilled nursing facilities (a "Qualified Appraiser"). The other party, by Notice given within fifteen (15) days after receipt of such Notice appointing the first Qualified Appraiser, may appoint a second Qualified Appraiser. If the other party fails to appoint the second Qualified Appraiser within such fifteen (15) day period, such party shall have waived its right to appoint a Qualified Appraiser, and the first Qualified Appraiser shall make the sole determination of the Fair Market Value.

            (ii) The selected Qualified Appraiser or Appraisers shall thereupon determine the Fair Market Value. Each such Qualified Appraiser shall, within thirty (30) days following its appointment, submit its appraisal of fair market value to each of PSLT-BLC

Holdings and BLC Holdings in writing, and if the fair market values set forth in such appraisals vary by five percent (5%) or less of the greater value, the Fair Market Value shall be determined by calculating the average of the two fair market values determined by the two appraisers.

            (iii) If the fair market values set forth in the two appraisals vary by more than five percent (5%) of the greater of the two values, the two Qualified Appraisers shall select a third Qualified Appraiser within an additional fifteen (15) days following the submittal of the last appraisal. If the two appraisers are unable to agree upon the appointment of a third appraiser within such fifteen (15) day period, either party may, upon written notice to the other, request that such appointment be made by the then President (or equivalent officer) of the Chapter of the American Institute of Real Estate Appraisers in the Facility State, or his or her designee or, if there is no such organization or if such individual declines to make such appointment, by any state or Federal court of competent jurisdiction for the Facility State.

            (iv) Within twenty (20) days following his selection, the third appraiser shall review the two (2) appraisals and select the appraisal that he determines most clearly reflects the Fair Market Value. The selected Fair Market Value shall then be the Fair Market Value for purposes of this Agreement.

            (v) In connection with the appraisal process, BLC Holdings shall provide the appraisers full access during normal business hours to examine the Facilities, the books, records and files of BLC Holdings and the Brookdale Lessees and all agreements, leases and other operating agreements relating to the Facilities. The costs of each party's appraisal shall be borne by the selecting party and the cost of the third appraisal shall be shared equally. Upon determining such value, the appraisers shall promptly notify PSLT-BLC Holdings and BLC Holdings in writing of such determination. The determination of the Qualified Appraisers made in accordance with the foregoing provisions shall be final and binding upon the parties, such determination may be entered as an award in arbitration in a court of competent jurisdiction, and judgment thereon may be entered.

15. Notices. All notices, approvals, requests, consents and other communications ("Notices") given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (i) when actually received if either (A) hand delivered or (B) sent by facsimile transmission with evidence of receipt of delivery; (ii) two (2) days after the same was deposited in a regularly maintained receptacle for the deposit of United States mail, sent by registered or certified mail, postage and charges prepaid; or (iii) the next Business Day if sent via a national overnight delivery service, addressed as follows or at such other address as either party may specify from time to time by at least five (5) days prior Notice to the other party of the changed address:

      If to BLC Holdings:       Brookdale Provident Properties, LLC
                                330 North Wabash Avenue
                                Suite 1400
                                Chicago, Illinois 60611
                                Attention:  R. Stanley Young
                                Telephone:  (312) 977-3720
                                Facsimile:  (312) 977-3699
      with a copy to:           Brookdale Living Communities, Inc.
                                330 N. Wabash Avenue
                                Suite 1400
                                Chicago, Illinois 60611
                                Attention:  General Counsel
                                Telephone:  (312) 977-3760
                                Facsimile:  (312) 977-3769

      and to:                   Burke, Warren, MacKay & Serritella, P.C.
                                330 North Wabash Avenue, 22nd Floor
                                Chicago, Illinois 60611
                                Attention:  Douglas E. Wambach, Esq.
                                Telephone:  (312) 840-7019
                                Facsimile:  (312) 840-7900

      If to PSLT-BLC Holdings:  PSLT-BLC Properties Holdings, LLC
                                c/o Provident Senior Living Trust
                                600 College Road East, Suite 3400
                                Princeton, New Jersey  08540
                                Attention:  General Counsel
                                Telephone:  (609) 720-0825
                                Facsimile:  (609) 720-0826

      with a copy to:           Sidley Austin Brown & Wood LLP
                                787 Seventh Avenue
                                New York, New York 10019
                                Attention:  Scott Freeman, Esq.
                                Telephone:  (212) 839-7358
                                Facsimile:  (212) 839-5599

16. No Waiver. No course of dealing between PSLT-BLC Holdings and BLC Holdings, or any delay or omission of PSLT-BLC Holdings or BLC Holdings to insist upon a strict performance of any term or condition of this Agreement shall be deemed a waiver of any right or remedy that such party may have, and shall not be deemed a waiver of any subsequent breach of such term or condition.

17. Invalidity. If any provision of this Agreement shall be declared invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect.

18. Counterparts. This Agreement may be executed in two (2) or more counterparts, which taken together shall be deemed one (1) original.

19. Cumulative. All rights and remedies of PSLT-BLC Holdings and BLC Holdings herein shall be cumulative and none shall be exclusive of any other or of any rights and remedies allowed by law.

20. Governing Law. Except as to matters regarding the internal affairs of PSLT-BLC Holdings and issues of or limitations on any personal liability of the members or managers of PSLT-BLC Holdings for obligations of PSLT-BLC Holdings, as to which the laws of the State of Delaware shall govern, this Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the State of New York applicable to contracts between residents of New York which are to be performed entirely within New York, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply to the laws of a jurisdiction other than the State of New York; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the applicable Facility State shall apply to the perfection and priority of liens upon and the disposition of and the exercise of any remedies by PSLT-BLC Holdings under this Agreement with respect to any Facility.

21. Successors and Assigns; Relationship. The covenants, terms, conditions, provisions, and undertakings in this Agreement shall extend to and be binding upon the permitted successors, and assigns of the respective parties hereto, and shall be construed as covenants running with the land. This Agreement does not create a partnership, joint venture, or other type of ownership inconsistent with the Agreement, and neither PSLT-BLC Holdings or BLC Holdings shall make any representation to the contrary.

22. Entire Agreement. Except for the provisions contained in the Property Leases, this Agreement, together with any exhibits attached hereto, contains the entire agreement and understanding between the parties with respect to the subject matter hereof and of the Property Leases. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, with respect to the subject matter hereof not contained in this Agreement and/or the Property Leases. All prior understandings, terms, or conditions with respect to the subject matter hereof are deemed merged in this Agreement. This Agreement cannot be changed or supplemented orally, but may be modified or amended only by a written instrument executed by the parties. Any disputes regarding the interpretation of any portion of this Agreement shall not be presumptively construed against the drafting party.

23. Survival. BLC Holdings' indemnity obligations herein shall survive termination of this Agreement for a period of one (1) year.

24. Time. Time is of the essence in every particular of this Agreement, including, without limitation, obligations for the payment of money.

25. Captions and Headings. The captions and headings in this Agreement have been inserted herein only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Agreement.

26. Waiver of Jury Trial. TO THE EXTENT ALLOWED BY APPLICABLE LAW, BLC HOLDINGS AND PSLT-BLC HOLDINGS HEREBY KNOWINGLY, VOLUNTARILY AND

INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO PSLT-BLC HOLDINGS' ENTERING INTO THIS AGREEMENT.

27. Guaranty. At the time of BLC Holdings' execution of this Agreement, BLC Holdings shall obtain the execution of the Guaranty of Agreement Regarding Leases in the form of Exhibit D attached hereto ("Guaranty") by Guarantor. As a condition to BLC Holdings' exercise of either Renewal Term and accompanying notice of such exercise, BLC Holdings shall deliver to PSLT-BLC Holdings an affirmation of the Guaranty executed by the Guarantor.

28.   Termination of Facility Management Agreements.

      (a) Management Termination Event. If any one or more of the following occurs (each, a "Management Termination Event"), PSLT-BLC Holdings shall have the right to cause BLC Holdings and the Brookdale Lessees to terminate all or any of the Facility Management Agreements, subject to the rights of any Facility Mortgagee:

            (i) if the Brookdale Lessees shall fail to pay Rent (as defined in the Property Leases) under their respective Property Leases and BLC Holdings fails to make the Brookdale Rent Payments hereunder and such failure continues for thirty (30) days after the due date of such payments;

            (ii) if the Facilities fail to maintain on a quarterly basis a Lease Coverage Ratio (assuming payment of a management fee equal to three percent (3%) of gross revenues and the expenditure by the Brookdale Lessees of the Minimum Capital Additions Amount per Lease Year), calculated on a quarterly basis, of (A) at least 1.05 to 1.00 on an aggregate basis during any of the fifth (5th) through seventh (7th) Lease Years, (B) at least 1.10 to
1.00 on an aggregate basis during any of the eighth (8th) through twelfth
(12th) Lease Years, and (C) at least 1.15 to 1.00 during any of the thirteenth
(13th) through fifteenth (15th) Lease Years and during each Renewal Term; provided, however, that BLC Holdings or Brookdale Management may, at its option, cure such Management Termination Event by depositing with PSLT-BLC Holdings cash or a Letter of Credit in an amount sufficient to increase on a dollar-for-dollar basis the NOI reflected in the numerator in the calculation of Lease Coverage Ratio, such that BLC Holdings satisfies the Lease Coverage Ratio requirements set forth in this Paragraph; provided, further, however, that BLC Holdings and Brookdale Management may only exercise such cure right during the first (1st) through tenth (10th) Lease Years and only two (2) times thereafter during the Initial Term. No cure right shall exist during any Renewal Term;

            (iii) subject to the provisions of clause (i) above, if an Event of Default (as defined in the Property Leases) shall have occurred and remains uncured under any of the Property Leases or if an Event of Default shall have occurred and remains uncured under this Agreement;

            (iv) Intentionally Deleted;

            (v) Intentionally Deleted; or

            (vi) if (w) Brookdale Management or any Related Party of Brookdale Management which becomes the Manager (as defined in the Property Leases) with respect to any of the Facilities (as used in this clause (vi), a "Brookdale Successor Manager"), becomes bankrupt or insolvent, or files any debtor proceedings, or files pursuant to any statute a petition in bankruptcy or insolvency or for reorganization, or files a petition for the appointment of a receiver or trustee for all or substantially all of its assets, or (x) any of the foregoing are filed against Brookdale Management or against any Brookdale Successor Manager, and such petition or appointment shall not have been set aside within ninety (90) days from the date of such petition or appointment, or (y) Brookdale Management or any Brookdale Successor Manager makes an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or (z) Brookdale Management's or any Brookdale Successor Manager's interest in all or portion of the Total Revenues is attached, levied upon, seized or made subject to any other judicial seizure and such seizure or attachment is not discharged within ninety (90) days.

      (b) Remedies. Subject to the rights of any Facility Mortgagee, in the event of any Management Termination Event, PSLT-BLC Holdings shall have the right to cause BLC Holdings and the Brookdale Lessees to terminate all or any of the Facility Management Agreements and replace Brookdale Management at such Facility(ies) as are designated by PSLT-BLC Holdings with a manager selected by PSLT-BLC Holdings, and BLC Holdings shall cause the Brookdale Lessees to enter into new management agreements, acceptable to any Facility Mortgagee, with such replacement manager on terms and conditions reasonably satisfactory to PSLT-BLC Holdings; provided, however, that any new management agreement shall provide that, upon the exercise by BLC Holdings of its Purchase Option as provided in Paragraph 14 hereof, such replacement management agreement shall automatically terminate without payment of any termination fee or penalty by BLC Holdings. BLC Holdings shall cause the Brookdale Lessees to pay such replacement manager the management fee pursuant to the applicable management agreement entered into between such replacement manager and each Brookdale Lessee, provided that the applicable Brookdale Lessees shall be entitled to a credit against Base Rent payable under the applicable Property Lease for any payments (excluding out-of-pocket reimbursements) payable to such replacement manager in excess of an amount equal to five percent (5%) of gross revenues.

      (c) Brookdale Termination Right. If PSLT-BLC Holdings terminates the Facility Management Agreements and replaces Brookdale Management with a manager other than Brookdale Management or any Affiliates of Brookdale Management, BLC Holdings shall have the right to cause the Brookdale Lessees to terminate those Property Leases for Facilities as to which the Facility Management Agreements have been terminated and with respect to which a replacement manager has been appointed. In the event of such termination, all references to the "Facilities" and the "Property Leases" under this Agreement shall be deemed to exclude those Facilities as to which the Brookdale Lessees have terminated the Property Leases, and the Master Rent payable hereunder shall be adjusted by excluding from the calculation of Master Rent the amount of Base Rent due under any such terminated Property Lease. BLC Holdings may exercise such termination right, if at all, by providing PSLT-BLC Holdings written Notice thereof not later than thirty (30) days after termination of the applicable Facility Management Agreement (time being of the essence with respect to such date). Such termination shall become effective on the date (the "Termination Date") that is one hundred twenty (120) days following delivery of such written Notice to PSLT-BLC Holdings, provided that the applicable Property Leases shall not terminate, and BLC Holdings' exercise of such termination right shall be deemed to be null and void, if PSLT-BLC Holdings reinstates Brookdale Management or appoints an Affiliate of Brookdale Management to manage the Facilities within such one hundred twenty (120) day period. If any of the Property Leases are terminated as a result of BLC Holdings' exercise of its termination right as set forth herein, (i) BLC Holdings shall cause the applicable Brookdale Lessees to comply with the provisions of Paragraph 10 of the Property Leases pursuant to which the applicable Brookdale Lessee shall cooperate with the applicable Provident Lessor in obtaining all necessary licensing, operating permits and other governmental authorizations which may be necessary for the operation of the Facilities, and (ii) BLC Holdings shall cause the applicable Brookdale Lessees to promptly transfer to the applicable Provident Lessors or their nominees all of the third party residency agreements with respect to units located at the Facilities and all other subleases for space at the Facilities.

29. Joinder by Brookdale Management. Brookdale Management has joined into this Agreement for the limited purposes of (i) acknowledging that in each of the Facility Management Agreements, PSLT-BLC Holdings and BLC Holdings are intended third party beneficiaries of such Facility Management Agreements;
(ii) acknowledging and hereby granting to PSLT-BLC Holdings the right to terminate any or all of the Facility Management Agreements upon the occurrence and during the continuation of any Management Termination Event as set forth in this Agreement (subject to any applicable notice and cure rights as set forth herein), and (iii) acknowledging and authorizing, to the extent required by applicable law, that payments due to Brookdale Management are hereby subordinated to the Brookdale Rent Payments or any other payments required hereunder, and that any amounts paid to Brookdale Management following and during the continuance of an Event of Default under this Agreement shall be paid to PSLT-BLC Holdings upon demand therefor, without offset, abatement, demand or deduction. All payments made by BLC Holdings or any Brookdale Lessee or any of their Affiliates to Brookdale Management shall be deemed to be made in trust, to be retained by Brookdale Management and released from trust for any period in question only upon payment of all amounts due PSLT-BLC Holdings hereunder for the same period.

30. Joinder by Brookdale Lessees. Each of the Brookdale Lessees has joined into this Agreement for the limited purposes of (i) acknowledging that if an Event of Default (as defined in the applicable Property Lease) has occurred and is continuing, PSLT-BLC Holdings shall have the right to exercise its remedies as set forth herein; (ii) acknowledging and hereby granting to PSLT-BLC Holdings the right to terminate any or all of the Facility Management Agreements upon the occurrence and during the continuation of any Management Termination Event as set forth in this Agreement (subject to any applicable notice and cure rights as set forth herein), (iii) acknowledging and authorizing, to the extent required by applicable law, that payments due to Brookdale Management are hereby subordinated to the Brookdale Rent Payments or any other payments required hereunder, and that any amounts paid to Brookdale Management following and during the continuance of an Event of Default under this Agreement shall be paid to PSLT-BLC Holdings upon demand therefor, without offset, abatement, demand or deduction, and (iv) acknowledging the provisions of Paragraph 3(b) hereof with respect to the right of BLC Holdings to exercise the Renewal Terms and agreeing that any exercise of the applicable Renewal Term(s) by BLC Holdings in accordance with the terms of Paragraph 3(b) hereof shall be binding upon the Brookdale Leases and shall constitute an exercise of such Renewal Term(s) in accordance with the terms of Paragraph 4(b) of each of the Property Leases. All payments made by any Brookdale Lessee or any of their Affiliates to Brookdale Management shall be deemed made in trust, to be retained by Brookdale Management and released from trust for any period in question only upon payment of all amounts due PSLT-BLC Holdings hereunder for the same period.

31. Joinder by Provident Lessors. Each of the Provident Lessors has joined into this Agreement for the limited purpose of acknowledging the provisions of Paragraph 3(b) hereof with respect to the right of BLC Holdings to exercise the Renewal Terms and agreeing that any exercise of the applicable Renewal Term(s) by BLC Holdings in accordance with the terms of Paragraph 3(b) hereof shall constitute an exercise by the Brookdale Lessees of such Renewal Term(s) in accordance with the terms of Paragraph 4(b) of the Property Leases.

32.   Intentionally Deleted.

33.   Security Deposit.

      (a) Security Deposit/Letter of Credit. BLC Holdings shall, upon the execution of this Agreement by BLC Holdings, either (i) cause to be deposited with PSLT-BLC Holdings cash in the amount of the Security Amount (the "Security Deposit"), or (ii) cause to be delivered to PSLT-BLC Holdings a letter of credit (the "Letter of Credit") issued in favor of PSLT-BLC Holdings in the amount of the Security Amount, as security for the performance and observance by BLC Holdings of the terms, conditions and provisions of this Agreement and as security for the performance and the observance by each of the Brookdale Lessees of the terms, conditions and provisions of the Property Leases, including, without limitation, the surrender of possession of the Facilities by the Brookdale Lessees as provided in the Property Leases. Upon the occurrence and during the continuance of an Event of Default, PSLT-BLC Holdings may draw upon the Letter of Credit or apply any portion of the Security Deposit to the extent required for the payment of any sum as to which BLC Holdings or the Brookdale Lessee(s) under the Property Lease(s) to which the applicable Event of Default relates is in default or for any sum which PSLT-BLC Holdings may have expended or may be required to expend by reason of the occurrence of such Event of Default, including any damages or deficiency accrued before or after summary proceedings or other re-entry by any Provident Lessor pursuant to any Property Lease. Subject to the provisions of Paragraph 10(b) hereof, if PSLT-BLC Holdings draws upon the Letter of Credit and applies or retains any portion or all of the sum received upon such draw, or applies any portion of the Security Deposit, BLC Holdings shall forthwith take such action as is necessary to restore the face amount of the Letter of Credit to the Security Amount or pay any deficiency to PSLT-BLC Holdings such that the Security Deposit is at all times equal to the Security Amount. The Security Deposit shall be held in a segregated bank account and shall be invested in Permitted Investments. BLC Holdings or the party posting the Security Deposit in accordance with the terms and conditions set forth in Paragraph 33(d) below shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments. All interest accruing on the Security Deposit shall be held by PSLT-BLC

Holdings for the account of BLC Holdings or such other party posting the Security Deposit, and shall be distributed to BLC Holdings or such other party on the fifteenth (15th) day after the end of each Lease Year.

      (b) Letter of Credit Requirements. The Letter of Credit shall be an irrevocable, unconditional letter of credit with an initial term of not less than one year from the Commencement Date of this Agreement. Without further act or instrument required by PSLT-BLC Holdings, the Letter of Credit shall be automatically renewed for successive one year periods throughout the remainder of the Term unless, not less than 30 days prior to the then current expiration date of the Letter of Credit with such reduction in the amount thereof as permitted under Paragraph 10(b), the issuing bank notifies PSLT-BLC Holdings of its intention not to renew the Letter of Credit. The Letter of Credit (or any renewal, extension or replacement thereof) shall continue in full force and effect and shall be maintained in its full face amount for two full calendar months beyond the expiration of the Term of this Agreement (including any extension of the Term hereof). The Letter of Credit shall (i) be negotiable and freely transferable in connection with a sale or transfer of the Facilities or the interests in the Provident Lessors; (ii) be issued by a national banking association reasonably acceptable to PSLT-BLC Holdings; (iii) provide for payment of all or any portion of the face amount of the Letter of Credit to PSLT-BLC Holdings upon the receipt by the issuing bank of a statement signed by a representative of PSLT-BLC Holdings that PSLT-BLC Holdings is entitled to such amount pursuant to the terms of this Agreement, and (iv) be otherwise in form and substance reasonably satisfactory to PSLT-BLC Holdings. PSLT-BLC Holdings' receipt of notice from the issuing bank of its intention not to renew the Letter of Credit or BLC Holdings' failure to deliver a renewal or replacement Letter of Credit shall entitle PSLT-BLC Holdings to draw the full face amount of the Letter of Credit and retain such sum as security hereunder in lieu of the Letter of Credit. BLC Holdings' failure to maintain the Letter of Credit or to substitute a cash security deposit as a replacement therefor shall constitute a default under this Agreement.

      (c) Return of Security Deposit. In addition to the provisions of Paragraph 10(b) hereof, if the Facilities maintain a Lease Coverage Ratio at least equal to 1.10 to 1.00 on an aggregate basis for twelve (12) consecutive months (assuming payment of a management fee equal to three percent (3%) of gross revenues and an annual capital reserve equal to $400 per residential unit) the Security Amount shall be reduced to $10,000,000, and PSLT-BLC Holdings shall, as applicable, (i) cause the applicable amount of the Security Deposit to be promptly returned to the party entitled thereto or (ii) cooperate with the party posting the deposit, to allow such party to replace the Letter of Credit, or cause a reduction in the face amount of the Letter of Credit, such that the face amount of the Letter of Credit shall be $10,000,000. If the Facilities maintain a Lease Coverage Ratio at least equal to 1.15 to 1.00 on an aggregate basis for twelve (12) consecutive months (assuming payment of a management fee equal to three percent (3%) of gross revenues and an annual capital reserve equal to $400 per residential unit) the Security Amount shall be reduced to $5,000,000, and PSLT-BLC Holdings shall, as applicable,
(i) cause the applicable amount of the Security Deposit to be promptly returned to the party entitled thereto or (ii) cooperate with the party posting the deposit, to allow such party to replace the Letter of Credit, or cause a reduction in the face amount of the Letter of Credit, such that the face amount of the Letter of Credit shall be $5,000,000. If the Facilities maintain a Lease Coverage Ratio at least equal to 1.20 to 1.00 on an aggregate basis for twelve (12) consecutive months (assuming payment of a management fee equal to three percent (3%) of gross revenues and an annual capital reserve equal to $400 per residential unit), the Security Deposit or any Letter of Credit, as the case may be, shall be promptly returned to BLC Holdings. If the Security Deposit or the Letter of Credit, as the case may be, shall not be returned to BLC Holdings in accordance with the foregoing sentence, but BLC Holdings shall have paid and performed all of the terms of this Agreement and all the Brookdale Lessees shall have paid and performed all of the terms of their respective Property Leases, the remaining portions of the Security Deposit or the Letter of Credit, as the case may be, shall be returned to BLC Holdings within twenty (20) Business Days after the expiration of the Term or sooner termination of this Agreement (other than a termination which results from an Event of Default).

      (d) Affiliates. Either Guarantor or Fortress may post the Security Deposit on behalf of BLC Holdings, and the party posting the Security Deposit shall be entitled to the return thereof and the receipt of income thereon, in each case, in accordance with the terms and conditions set forth in this Paragraph 33. If a third party posts the Security Deposit on behalf of BLC Holdings, such party and BLC Holdings shall deliver a joint letter (the "Direction Letter") to PSLT-BLC Holdings on the date of execution of this Agreement in form and substance reasonably satisfactory to PSLT-BLC Holdings, directing PSLT-BLC Holdings that PSLT-BLC Holdings may, if requested by BLC Holdings pursuant to Paragraph 10(b) hereof, apply portions of the Security Deposit in accordance with Paragraph 10(b) only for the use contemplated thereunder, and acknowledging that if any portions of the Security Deposit are made available to BLC Holdings in accordance with the provisions of Paragraph 10(b), then (i) if Fortress posts the Security Deposit, such funds shall be deemed to have been released to Fortress and simultaneously loaned from Fortress to Guarantor and contributed by Guarantor to BLC Holdings as a capital contribution, and (ii) if Guarantor posts the Security Deposit, such funds shall be deemed to have been released to Guarantor and simultaneously contributed by Guarantor to BLC Holdings as a capital contribution, in each case, to be used solely for the purpose set forth in Paragraph 10(b). The Direction Letter shall also provide that, notwithstanding the fact a party other than BLC Holdings posts the Security Deposit as permitted under this Paragraph 33(d), in no event shall any party other than BLC Holdings be entitled to the receipt of funds disbursed in accordance with Paragraph 10(b) of this Agreement, and agreeing that BLC Holdings shall use such funds only for the purpose contemplated by Paragraph 10(b) hereof. BLC Holdings hereby agrees to indemnify PSLT-BLC Holdings from and against any and all liabilities, losses, costs or expenses which PSLT-BLC Holdings or any of its members, managers, officers, directors, shareholders or employees may sustain as a result of the non-compliance by BLC Holdings or the party posting the Security Deposit with the provisions of the immediately preceding sentence. The foregoing shall not limit the rights of the party posting the Security Deposit to receive the return of any unapplied portion of the Security Deposit in accordance with the provisions of Paragraph 33(c).

34. Public Offering Information. BLC Holdings specifically agrees that PSLT-BLC Holdings may include financial information and information concerning BLC Holdings, the Brookdale Lessees, Guarantor and the operation of the Facilities that does not violate the confidentiality of the facility-resident relationship and the physician-resident privilege under applicable laws, in offering memoranda or prospectuses, or similar publications in connection with syndications, private placements or public offerings of PSLT-BLC Holdings' (or PSLT-BLC Holdings' Parent's) securities or interests, and any other reporting requirements under applicable federal and state laws, including those of any successor to PSLT-BLC

Holdings. BLC Holdings agrees to provide such other reasonable information necessary with respect to BLC Holdings, the Brookdale Lessees and the Facilities to facilitate a private placement or public offering or to satisfy the SEC or regulatory disclosure requirements. BLC Holdings agrees to cause its independent accountants, at PSLT-BLC Holdings' cost, to consent to the inclusion of their audit report issued with respect to such financial statements in any registration statement or other filing under federal and state laws and to provide the underwriters participating in any offering of securities or interests of PSLT-BLC Holdings (or PSLT-BLC Holdings' Parent) with a standard accountant's "comfort" letter with regard to the financial information of BLC Holdings included or incorporated by reference into any prospectus or other offering document. BLC Holdings also agrees to make available to any underwriter participating in an offering of PSLT-BLC Holdings' (or PSLT-BLC Holdings' Parent's) securities or interests, and any attorney, accountant or other agent or representative retained by an underwriter (an "Inspector"), all financial and other records and pertinent corporate documents of BLC Holdings as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause BLC Holdings' directors, officers and employees to supply all information requested by any such Inspector in connection with such offering. Prior to submission or circulation of any such offering memoranda, prospectuses or similar publications, PSLT-BLC Holdings shall provide to BLC Holdings copies of such documents for the purpose of reviewing same. Upon request of PSLT-BLC Holdings, BLC Holdings shall notify PSLT-BLC Holdings of any necessary corrections to information PSLT-BLC Holdings proposes to publish within a reasonable period of time (not to exceed three (3) Business Days) after being informed thereof by PSLT-BLC Holdings.

35.   Right of First Offer to Lease.

      (a) Right of First Offer. Provided no Event of Default or Management Termination Event hereunder exists, if at any time (and from time to time) during the Initial Term, PSLT-BLC Holdings, Provident or any Subsidiary of Provident shall acquire a senior independent living facility, other than a facility which is to be leased back to the seller of such facility (or its affiliate) (each, a "First Offer Facility"), PSLT-BLC Holdings shall notify BLC Holdings (a "First Offer Availability Notice") describing such First Offer Facility and its anticipated date of availability. The First Offer Availability Notice (i) shall contain PSLT-BLC Holdings' or Provident's good faith estimate of the rental amount and other lease terms for which PSLT-BLC Holdings or Provident would be willing to lease the First Offer Facility on a "triple-net" basis under a lease agreement substantially similar to each of the Property Leases and (ii) shall, except to the extent that PSLT-BLC Holdings is restricted under the terms of a confidentiality agreement from disclosing such information to BLC Holdings, include such other due diligence information that Provident or its Subsidiaries may actually have in their possession at the time the First Offer Availability Notice is delivered. BLC Holdings shall have the right (the "Right of First Offer") to lease such First Offer Facility upon the terms set forth in the First Offer Availability Notice by delivering to PSLT-BLC Holdings a notice (a "First Offer Acceptance") exercising its Right of First Offer with respect to such First Offer Facility within ten (10) Business Days after receipt of the First Offer Availability Notice. If BLC Holdings delivers the First Offer Acceptance as provided herein, then, provided no Event of Default or Management Termination Event exists hereunder as of the date of the closing of the Right of First Offer, simultaneously with PSLT-BLC Holdings' consummation of the acquisition of the First Offer Facility, PSLT-BLC Holdings and BLC Holdings shall enter into a property lease agreement with respect to the First Offer Facility substantially in the form of the Property Leases (with such revisions as are mutually acceptable to the parties), provided that Base Rent payable thereunder and the other lease terms shall be as set forth in the First Offer Availability Notice. If BLC Holdings fails to provide the First Offer Acceptance as provided herein (time being of the essence with respect to such date), BLC Holdings shall be deemed to have waived its right of first offer with respect to such First Offer Facility and PSLT-BLC Holdings may lease the First Offer Space to any party upon such terms as PSLT-BLC Holdings determines in its sole and absolute discretion. If BLC Holdings does not deliver the First Offer Acceptance within the time frame set forth above, BLC Holdings agrees that BLC Holdings shall no longer have any contractual right to lease the First Offer Facility; provided, however, that PSLT-BLC Holdings agrees that, during its efforts to find a tenant for the First Offer Facility, PSLT-BLC Holdings shall keep BLC Holdings reasonably apprised of PSLT-BLC Holdings' marketing materials and shall provide to BLC Holdings copies of written marketing materials prepared by PSLT-BLC Holdings in connection with such efforts (provided that BLC Holdings agrees to enter into confidentiality agreements requested by PSLT-BLC Holdings as a condition to receiving confidential information about the First Offer Facility); and, provided, further, that PSLT-BLC Holdings' obligation under this sentence shall terminate and expire at such time as PSLT-BLC Holdings enters into an exclusivity agreement with any prospective purchaser or tenant of the First Offer Facility.

      (b) No Assignment. The Right of First Offer is personal to BLC Holdings and may not be assigned or transferred in connection with any Change of Control (other than an Equity Transfer or Affiliate Transfer) or other assignment of this Agreement or any Property Lease, except that the Right of First Offer may be exercisable by Affiliates of BLC Holdings. In the event of any Change of Control (other than an Equity Transfer or Affiliate Transfer), whether with or without Landlord's consent, and whether directly or indirectly, the Right of First Offer shall be null and void and no such assignee or sublessee shall have any right whatsoever to receive any First Offer Availability Notice or at any time to exercise the Right of First Offer.

      (c) Joinder by Provident. Provident hereby joins into this Agreement for the limited purposes set forth in this Paragraph 35 to acknowledge and agree to its obligation and the obligations of its Subsidiaries, including, without limitation, PSLT-BLC Holdings, with respect to any First Offer Facility acquired by Provident, PSLT-BLC Holdings or any Subsidiary of Provident, and hereby agrees that it shall, and shall cause PSLT-BLC Holdings and Provident's Subsidiaries, to comply with the provisions of this Paragraph 35 with respect to any such First Offer Facility.

36.   Special Purpose Entity Covenants of BLC Holdings.

      (a) Until (i) this Agreement and all of the Property Leases have expired or otherwise have terminated and (ii) all amounts due and owing to PSLT-BLC Holdings under this Agreement and to the Provident Lessors under the Property Leases have been paid in full, BLC Holdings hereby represents, warrants and covenants that BLC Holdings is, shall be and shall continue to be a Special Purpose Entity.

      (b) As used in this Agreement, "Special Purpose Entity" shall mean a limited liability company which at all times on and after the date hereof:

            (i) is organized solely for the purpose of owning 100% of the limited liability company interests in each of the Brookdale Lessees and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

            (ii) is not engaged and will not engage in any business unrelated to the ownership of 100% of the limited liability company interests in each of the Brookdale Lessees and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

            (iii) does not have and will not have any assets other than those related to its limited liability company interest in the Brookdale Lessees;

            (iv) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of membership interests or amendment of its certificate of formation and operating agreement with respect to the matters set forth in this definition;

            (v) has at least two Independent Directors (or if an Independent Director resigns, dies, is removed or is otherwise unable to serve, the other directors or such entity's members shall promptly act to fill the vacancy thereby created with another Independent Director) and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action requiring the unanimous affirmative vote of one hundred percent (100%) of the board of directors unless two Independent Directors shall have participated in such vote, and, if the Special Purpose Entity is a limited liability company with only one member, has at least one springing member that will become the member of such entity upon the dissolution of the existing member;

            (vi) has a certificate of formation and/or an operating agreement that provides that it will not: (A) dissolve, merge, liquidate, consolidate;
(B) sell all or substantially all of its assets or the assets of the Brookdale Lessees; (C) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of PSLT-BLC Holdings; or (D) without the affirmative vote of two Independent Directors and of all its other directors, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

            (vii) is solvent and will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

            (viii) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

            (ix) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law;

            (x) has maintained and will maintain its own records, books, resolutions and agreements;

            (xi) has not commingled and will not commingle its funds or assets with those of any other Person and has not participated and will not participate in any cash management system with any other Person other than the Brookdale Lessees after the Brookdale Lessees' receipt of funds from their respective operations and their disbursement thereof to BLC Holdings;

            (xii) has held and will hold its assets in its own name;

            (xiii) has conducted and will conduct its business in its name or in a name franchised or licensed to it by an entity other than its Affiliate, except for services rendered under a management agreement with an Affiliate that complies with the terms contained in subparagraph (xxvii) below, so long as the manager, or equivalent thereof, under such management agreement holds itself out as an agent of BLC Holdings;

            (xiv) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

            (xv) has paid and will pay its own liabilities and expenses, and has not had and will not have any employees;

            (xvi) has observed and will observe all partnership, corporate or limited liability company formalities, as applicable;

            (xvii) has and will have no indebtedness other than its obligations under this Agreement;

            (xviii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for those certain Lease Guaranties executed in connection with the Property Leases and its obligations under Paragraph 4 and Paragraph 7 hereof;

            (xix) has not and will not acquire obligations or securities of its partners, members or shareholders or any other Affiliate except the Brookdale Lessees;

            (xx) has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

            (xxi) maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name. The stationery, invoices, and checks utilized by BLC Holdings or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being BLC Holdings' agent;

            (xxii) has not pledged and will not pledge its assets for the benefit of any other Person;

            (xxiii) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of BLC Holdings and not as a division or part of any other Person, except for services rendered under a management agreement with an Affiliate that complies with the terms contained in subparagraph (xxvii) below, so long as the manager, or equivalent thereof, under such management agreement holds itself out as an agent of BLC Holdings;

            (xxiv) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

            (xxv) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

            (xxvi) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

            (xxvii) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party;

            (xxviii) has not and will not have any obligation to, and will not, indemnify its partners, officers, directors or members, as the case may be, unless such an obligation is fully subordinated to the amounts due under this Agreement and the amounts due under the Property Leases, and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the foregoing amounts is insufficient to pay such obligation;

            (xxix) does not and will not have any of its obligations guaranteed by any Affiliate other than the Guaranty; and

            (xxx) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have hereunto executed this Agreement the day and year first above written.

                              PSLT-BLC HOLDINGS:
                              -----------------

                              PSLT-BLC PROPERTIES HOLDINGS, LLC,
                              a Delaware limited liability company

                              By:  PSLT OP, L.P.,
                                   a Delaware limited partnership,
                                   its sole member

                                   By:  PSLT GP, LLC,
                                        a Delaware limited liability company,
                                        its sole general partner

                                        By:  Provident Senior Living Trust, a
                                             Maryland real estate investment
                                             trust, its sole member

                                             By: /s/ Saul A. Behar
                                                 -----------------------------
                                                 Saul A. Behar
                                                 Senior Vice President


                                   BLC HOLDINGS:
                                   ------------

                                   BROOKDALE PROVIDENT
                                     PROPERTIES, LLC,
                                   a Delaware limited liability company


                                   By: /s/ R. Stanley Young
                                       ----------------------------------
                                       Name:   R. Stanley Young
                                       Title:  Vice President




                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Brookdale Management joins into this Agreement Regarding Leases for the purposes set forth in Paragraph 29 hereof:

BROOKDALE MANAGEMENT:
--------------------

BROOKDALE PROVIDENT MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ R. Stanley Young
   ---------------------------------
   Name:  R. Stanley Young
   Title:  Vice President


Each of the Brookdale Lessees joins into this Agreement Regarding Leases for the purposes set forth in Paragraph 14 and Paragraph 30 hereof:

BROOKDALE LESSEES:
-----------------


BLC-SPRINGS AT EAST MESA, LLC,
a Delaware limited liability company


By: /s/ R. Stanley Young
    --------------------------------
    Name:  R. Stanley Young
    Title: Vice President



BLC-WOODSIDE TERRACE, L.P.,
a Delaware limited partnership

By:  BLC-Woodside Terrace, LLC,
     a Delaware limited liability company


     By:  /s/ R. Stanley Young
          -------------------------------
     Name:   R. Stanley Young
     Title:  Vice President


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-ATRIUM OF SAN JOSE, L.P.,
a Delaware limited partnership

By:  BLC-Atrium of San Jose, LLC,
     a Delaware limited liability company


     By:  /s/ R. Stanley Young
          -------------------------------
          Name:   R. Stanley Young
          Title:  Vice President



BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By:  BLC-Brookdale Place of San Marcos, LLC,
     a Delaware limited liability company


     By:  /s/ R. Stanley Young
          -------------------------------
          Name:   R. Stanley Young
          Title:  Vice President



BLC-GABLES AT FARMINGTON, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-CHATFIELD, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC., a Delaware corporation


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-THE HALLMARK, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-KENWOOD OF LAKE VIEW, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-THE HERITAGE OF DES PLAINES, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President


         [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-DEVONSHIRE OF LISLE, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-THE WILLOWS, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-HAWTHORNE LAKES, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-THE BERKSHIRE OF CASTLETON, L.P.,
a Delaware limited partnership

By:  BLC-The Berkshire of Castleton, LLC,
     a Delaware limited liability company, its general partner


     By:  /s/ R. Stanley Young
          -------------------------------
          Name:   R. Stanley Young
          Title:  Vice President


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-RIVER BAY CLUB, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-EDINA PARK PLAZA, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-BRENDENWOOD, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-PONCE DE LEON, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC-THE GABLES AT BRIGHTON, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President



BLC-PARK PLACE, LLC,
a Delaware limited liability company


By:  /s/ R. Stanley Young
     ------------------------------------
     Name:   R. Stanley Young
     Title:  Vice President




Each of the Provident Lessors joins into this Agreement Regarding Leases for the purposes set forth in Paragraph 31 hereof:

PROVIDENT LESSORS:
-----------------

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President

                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BLC OF CALIFORNIA-SAN MARCOS, L.P.,
a Delaware limited partnership

By:  Brookdale Living Communities of California-San Marcos, LLC,
     a Delaware limited liability company, its general partner

     By: PSLT-BLC Properties Holdings, LLC,
         a Delaware limited liability company, its sole member

         By:  PSLT OP, L.P.,
              a Delaware limited partnership, its sole member

              By: PSLT GP, LLC,
                  a Delaware limited liability company, its sole general partner

                  By:  Provident Senior Living Trust,
                       a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT-WH, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

RIVER OAKS PARTNERS,
an Illinois general partnership

By:  Brookdale Holdings, LLC,
     a Delaware limited liability company, its general partner

     By: PSLT-BLC Properties Holdings, LLC,
         a Delaware limited liability company, its sole member

         By:  PSLT OP, L.P.,
              a Delaware limited partnership, its sole member

              By: PSLT GP, LLC,
                  a Delaware limited liability company, its sole general partner

                  By:  Provident Senior Living Trust,
                       a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HOFFMAN ESTATES, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois limited partnership

By:  Brookdale Holdings, LLC,
     a Delaware limited liability company, its general partner

     By: PSLT-BLC Properties Holdings, LLC,
         a Delaware limited liability company, its sole member

         By:  PSLT OP, L.P.,
              a Delaware limited partnership, its sole member

              By: PSLT GP, LLC,
                  a Delaware limited liability company, its sole general partner

                  By:  Provident Senior Living Trust,
                       a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HLAL, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BLC OF INDIANA-OL, L.P.,
a Delaware limited partnership

By:  Brookdale Living Communities of Indiana-OL, LLC,
     a Delaware limited liability company, its general partner

     By: PSLT-BLC Properties Holdings, LLC,
         a Delaware limited liability company, its sole member

         By:  PSLT OP, L.P.,
              a Delaware limited partnership, its sole member

              By: PSLT GP, LLC,
                  a Delaware limited liability company, its sole general partner

                  By:  Provident Senior Living Trust,
                       a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF NEW MEXICO-SF, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President



BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company

By:  PSLT-BLC Properties Holdings, LLC,
     a Delaware limited liability company, its sole member

     By: PSLT OP, L.P.,
         a Delaware limited partnership, its sole member

         By:  PSLT GP, LLC,
              a Delaware limited liability company, its sole general partner

              By:  Provident Senior Living Trust,
                   a Maryland real estate investment trust, its sole member


                   By:  /s/ Saul A. Behar
                      ------------------------------------------------------
                      Name:  Saul A. Behar
                      Title: Senior Vice President


                  [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Provident joins into this Agreement Regarding Leases for the purposes set forth in Paragraph 5 and Paragraph 35 hereof:

PROVIDENT:
---------

PROVIDENT SENIOR LIVING TRUST,
a Maryland real estate investment trust

By:  /s/ Saul A. Behar
   -------------------------------------
   Name:   Saul A. Behar,
   Title:  Senior Vice President

                                   EXHIBIT A

                               Provident Lessors


Brookdale Living Communities of Arizona-EM, LLC
Brookdale Living Communities of California-RC, LLC
Brookdale Living Communities of California, LLC
BLC of California-San Marcos, L.P.
Brookdale Living Communities of Connecticut, LLC
Brookdale Living Communities of Connecticut-WH, LLC
Brookdale Living Communities of Florida, LLC
Brookdale Living Communities of Illinois-2960, LLC
Brookdale Living Communities of Illinois-HV, LLC
River Oaks Partners
Brookdale Living Communities of Illinois-Hoffman Estates, LLC
The Ponds of Pembroke Limited Partnership
Brookdale Living Communities of Illinois-HLAL, LLC
Brookdale Living Communities of Illinois-II, LLC
BLC of Indiana-OL, L.P.
Brookdale Living Communities of Massachusetts-RB, LLC
Brookdale Living Communities of Minnesota, LLC
Brookdale Living Communities of New Jersey, LLC
Brookdale Living Communities of New Mexico-SF, LLC
Brookdale Living Communities of New York-GB, LLC
Brookdale Living Communities of Washington-PP, LLC

                                   EXHIBIT B

                               Brookdale Lessees


BLC-Springs at East Mesa, LLC
BLC-Woodside Terrace, L.P.
BLC-Atrium of San Jose, L.P.
BLC-Brookdale Place of San Marcos, L.P.
BLC-Gables at Farmington, LLC
BLC-Chatfield, LLC
Brookdale Living Communities of Florida, Inc.
BLC-The Hallmark, LLC
BLC-Kenwood of Lake View, LLC
BLC-The Heritage of Des Plaines, LLC
BLC-Devonshire of Hoffman Estates, LLC
BLC-Devonshire of Lisle, LLC
BLC-The Willows, LLC
BLC-Hawthorne Lakes, LLC
BLC-The Berkshire of Castleton, L.P.
BLC-River Bay Club, LLC
BLC-Edina Park Plaza, LLC
BLC-Brendenwood, LLC
BLC-Ponce de Leon, LLC
BLC-The Gables at Brighton, LLC
BLC-Park Place, LLC

                                          EXHIBIT C

                                         Facilities



-------------------------------------------------------------------------------------------
          Property Name                     State           City                County
-------------------------------------------------------------------------------------------
1.   The Springs of East Mesa             Arizona         Mesa                Maricopa
-------------------------------------------------------------------------------------------
2.   Woodside Terrace                     California      Redwood City        San Mateo
-------------------------------------------------------------------------------------------
3.   The Atrium                           Calinfornia     San Jose            Santa Clara
-------------------------------------------------------------------------------------------
4.   Brookdale Place at San Marcos        Calinfornia     San Marcos          San Diego
-------------------------------------------------------------------------------------------
5.   The Gables at Farmington             Connecticut     Farmington          Hartford
-------------------------------------------------------------------------------------------
6.   Chatfield                            Connecticut     West Hartford       Hartford
-------------------------------------------------------------------------------------------
7.   The Classic at West Palm Beach       Florida         West Palm Beach     Palm Beach
--------------------------------------------------------------- ---------------------------
8.   The Hallmark                         Illinois        Chicago             Cook
-------------------------------------------------------------------------------------------
9.   The Kenwood of Lake View             Illinois        Chicago             Cook
-------------------------------------------------------------------------------------------
10.  The Heritage of Des Plaines          Illinois        Des Plaines         Cook
-------------------------------------------------------------------------------------------
11.  The Devonshire of Hoffman Estates    Illinois        Hoffman Estates     Cook
-------------------------------------------------------------------------------------------
12.  The Devonshire of Lisle              Illinois        Lisle               DuPage
-------------------------------------------------------------------------------------------
13.  The Willows                          Illinois        Vernon Hills        Lake
-------------------------------------------------------------------------------------------
14.  Hawthorn Lakes                       Illinois        Vernon Hills        Lake
-------------------------------------------------------------------------------------------
15.  The Berkshire of Castleton           Indiana         Indianapolis        Marion
--------------------------------------------------------------- ---------------------------
16.  River Bay Club                       Massachusetts   Quincy              Norfolk
--------------------------------------------------------------- ---------------------------
17.  Edina Park Plaza                     Minnesota       Edina               Hennepin
--------------------------------------------------------------- ---------------------------
18.  Brendenwood                          New Jersey      Voorhees            Camden
--------------------------------------------------------------- ---------------------------
19.  Ponce de Leon                        New Mexico      Santa Fe            Santa Fe
--------------------------------------------------------------- ---------------------------
20.  The Gables at Brighton               New York        Rochester           Monroe
--------------------------------------------------------------- ---------------------------
21.  Park Place                           Washington      Spokane             Spokane
--------------------------------------------------------------- ---------------------------

                                   EXHIBIT D

                                   Guaranty

                                  SCHEDULE I

                         Existing Guaranty Facilities

------------------------------------------------------------------------------

    Existing Guaranty Facility     Existing Guaranty Facility Mortgagee
------------------------------------------------------------------------------

           Hallmark (IL)                       Freddie Mac
------------------------------------------------------------------------------

     Springs of East Mesa (AZ)                 Freddie Mac
------------------------------------------------------------------------------

          Park Place (WA)                      Freddie Mac
------------------------------------------------------------------------------

      Gables at Brighton (NY)                  Freddie Mac
------------------------------------------------------------------------------

     Devonshire of Lisle (IL)                Freddie Mac (1)
------------------------------------------------------------------------------

   Heritage of Des Plaines (IL)              Freddie Mac (1)
------------------------------------------------------------------------------

         The Willows (IL)                       Bank Leumi
------------------------------------------------------------------------------
(1) The Existing Guaranty is a reimbursement agreement executed in connection with a tax-exempt bond financing.